UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

OSI Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SECURITY	OPTOELECTRONICS AND MANUFACTURING	HEALTHCARE
▪
Checked Baggage Screening,
Baggage and Parcel Inspection

▪
Cargo and Vehicle Inspection

▪
People Screening, Radiation, Explosive and Narcotics & Contraband Trace Detection

▪
Integrated Solutions

	▪ Custom Design and Manufacturing for Military, Aerospace, Healthcare, Security, Telecommunications, Industrial and Other Markets ▪ OEM Contract Manufacturing	▪ Patient Monitoring and Connectivity ▪ Cardiology and Remote Monitoring ▪ Supplies and Accessories
$1.5B	Fiscal Year 2024 Sales
OSI Systems, Inc. (NASDAQ: OSIS) is a vertically integrated designer and manufacturer of specialized electronic systems and components for critical applications in homeland security, healthcare, defense and aerospace. At our core, we are a technology solutions company. Our research and development teams are focused on expanding and enhancing our product portfolios and delivering breakthrough technology solutions designed to keep pace with the rapidly changing marketplace. Our three operating divisions serve a large and growing worldwide customer base through an extensive distributor network and global operations in the Americas, the European Union, Middle East and Asia Pacific.

$7.38	Fiscal Year 2024 EPS
$1.7B	Backlog at June 30, 2024
6,681	Employees at June 30, 2024
In all that we do, we insist that our values guide our conduct, and our conduct represents our values.

INTEGRITY	ACCOUNTABILITY	INNOVATION	TEAMWORK
▪ We are honest and ethical. ▪ We address issues openly and directly. ▪ We demonstrate respect for our colleagues and customers.	▪ We do what we say we will do. ▪ We take personal responsibility for achieving results. ▪ We acknowledge and learn from our mistakes.	▪ We encourage innovation and creativity in everything we do. ▪ We develop products which create value for our customers. ▪ We anticipate and adapt to market needs and trends.	▪ We collaborate and support each other. ▪ We strive to live our values and achieve the Company’s mission. ▪ We challenge each other to be efficient and productive.

OSI employees understand our responsibility to develop products that improve people’s lives by creating safer and healthier conditions. Innovative solutions that have a positive impact on the global community are our passion: searching for great ideas that will work in the real world is our challenge. I am proud to lead this quest.”
—Deepak Chopra
Chairman, CEO and President, OSI Systems, Inc.

12525 Chadron Avenue
Hawthorne, California 90250
Notice of Annual Meeting of Stockholders
DEAR STOCKHOLDER,
You are cordially invited to attend the Annual Meeting of Stockholders of OSI Systems, Inc.
MEETING INFORMATION	ITEMS OF BUSINESS
LOGISTICS	AGENDA		BOARD RECOMMENDATION	SEE PAGE
DATE & TIME Thursday, December 12, 2024 10:00 a.m., Pacific Time	1	To elect six directors to hold office for a one-year term and until their respective successors are elected and qualified	FOR all nominees	5
	2	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025	FOR	20
	3	To conduct an advisory vote to approve the Company’s named executive officer compensation for the fiscal year ended June 30, 2024	FOR	23
RECORD DATE All holders of OSI Systems, Inc. common stock as of the close of business on October 16, 2024 are entitled to vote at the Annual Meeting	4	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

The Proxy Statement describes the items in detail and also provides information about our Board of Directors and executive officers. Please also refer to our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, which I encourage you to read. It includes our audited, consolidated financial statements and information about our operations, markets and products.

VOTING
Your vote is very important. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote will ensure your representation at the Annual Meeting if you cannot attend in person. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, (if US or Canada) 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Scan the QR code	Attend the meeting and cast your ballot
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2024
This Proxy Notice, the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2024 are available at http://www.proxyvote.com.
Thank you for your ongoing support and continued interest in OSI Systems, Inc.
By order of the Board of Directors,
Victor S. Sze
Executive Vice President, General Counsel, and Secretary
October 25, 2024

Notice of Annual Meeting of Stockholders
OSI Systems is pleased to deliver proxy materials electronically via the Internet. Electronic delivery allows OSI Systems to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

OSI Systems is committed to making the world safer and healthier. We have a responsibility to be good stewards of the environment in which we operate.
We encourage OSI Systems stockholders to voluntarily elect to receive future proxy and annual report materials electronically.

Enroll online by following the instructions at www.proxyvote.com
Scan the QR code to vote using your mobile device, sign up for e-delivery or download annual meeting materials

FASTER	ECONOMICAL	CLEANER	CONVENIENT

PROXY STATEMENT

1	PROXY SUMMARY
1	Meeting Agenda
2	Environmental, Social and Governance Initiatives
5	PROPOSAL 1—ELECTION OF DIRECTORS
5	Required Vote
6	Current Directors
10	Relationships among Directors or Executive Officers
11	Director Compensation
13	CORPORATE GOVERNANCE
13	Board Role in Risk Oversight
13	Board Leadership Structure and Lead Independent Director
14	Commitment to Diversity
15	Board Meetings, Independence and Committees of the Board
18	Annual Meeting Attendance
18	Director Nomination Process
18	Compensation Committee Interlocks and Insider Participation
19	Stockholder Communications
19	Certain Relationships and Related Transactions
20	PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
20	Required Vote
21	Audit Fees
21	Audit Committee’s Pre-Approval Policy
21	Independence
22	Report of the Audit Committee
23	PROPOSAL 3—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
23	Summary
26	Required Vote
27	EXECUTIVE COMPENSATION
27	Executive Officers
31	Compensation Discussion and Analysis
43	Compensation Tables
43	Summary Compensation Table
45	Grants of Plan-Based Awards Table
46	Outstanding Equity Awards at Fiscal Year-End
47	Option Exercises and Stock Vested Table
47	Pay Ratio
48	Pay versus Performance
51	Pension Benefits
51	Nonqualified Deferred Compensation
52	Employment Agreements
56	Potential Payment Upon Termination of Employment or Change in Control
57	Compensation Committee Report
58	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
58	More than 5% Stockholders
59	Directors and Executive Officers
60	Section 16(a) Beneficial Ownership Reporting Compliance
60	Equity Compensation Plan Information
61	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
61	General Information
61	Notice of Internet Availability of Proxy Materials
61	Voting Procedures
62	Record Date, Share Ownership and Quorum
62	Abstentions and Broker Non-Votes
63	Proposals, Board Voting Recommendations and Votes Required
63	Solicitation of Proxies
64	ADDITIONAL INFORMATION
64	Availability of Annual Report on Form 10-K
64	Householding of Proxy Materials
64	Stockholder Proposals
65	Incorporation by Reference
65	Other Business

Proxy Summary
Proxy Summary
In this Proxy Statement the terms “OSI Systems,” “the Company,” “we,” “us,” and “our” refer to OSI Systems, Inc. Certain statements in this Proxy Statement, other than historical information, including statements relating to our business plans and objectives, and the assumptions upon which those statements are based, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may appear throughout this report. Words such as “project,” “believe,” “anticipate,” “plan,” “expect,” “intend,” “may,” “should,” “will,” “would,” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve uncertainties, risks, assumptions and contingencies, many of which are outside our control. Assumptions upon which our forward-looking statements are based could prove to be inaccurate, and actual results may differ materially from those expressed in or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially, including but not limited to the risks and uncertainties identified in Item 1A of our Annual Report for the year ended June 30, 2024, filed on Form 10-K with the Securities and Exchange Commission (“SEC”) on August 29, 2024. The Proxy Statement speaks only as of the date it has been made available to stockholders, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.
This Proxy Statement and the accompanying Proxy Card and materials are first being sent to stockholders of OSI Systems, Inc. or made available electronically on or about October 25, 2024.
This summary highlights key information presented elsewhere in this year’s Proxy Statement. This section does not contain all the information that you should consider, and you should read the entire Proxy Statement before voting.
MEETING AGENDA
PROPOSAL		BOARD VOTING RECOMMENDATION	PAGE REFERENCE	EFFECT OF BROKER NON-VOTES AND ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Election of six directors	FOR all nominees	5	No effect	Plurality of votes cast
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025	FOR	20	No effect	Majority of votes cast
3	Advisory vote to approve the compensation of our named executive officers for the fiscal year ended June 30, 2024	FOR	23	No effect	Majority of votes cast
OSI SYSTEMS, INC. 2024 Proxy Statement | 1

Proxy Summary
At the time of printing this Proxy Statement, our management was not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE INITIATIVES

OSI Systems prioritizes environmental, social, and governance (“ESG”) issues that align with our core values and our mission. Our ESG initiatives involve different levels of our company, from our Board and our CEO who provide leadership and oversight to our employees and stakeholders who implement and support our ESG goals. We have an executive-level ESG Steering Committee that helps manage internal initiatives and prepares periodic reports to our stakeholders on our progress.
View our 2024 ESG report at: https://www.osi-systems.com/ wp-content/uploads/ OSI_ESG_24_a.pdf
GLOBAL SUSTAINABILITY PROGRAM

OSI Systems is committed to making the world safer and healthier. We have a responsibility to be good stewards of the environment in which we operate. We endeavor to reduce our impact on the environment by promoting environmental stewardship throughout our organization, and we will continue to look for new, and to improve existing, initiatives to reduce our carbon footprint. We are also assessing the impact of climate change on our operations and supply chain as one aspect of our enterprise risk management review process and will continue to do so on an ongoing basis.
Our Global Sustainability Program is deeply integrated into our culture of inclusion and environmental responsibility.
View our Global Sustainability Program at: https://www.osi-systems.com/ about-osi/sustainability/
Environmental Compliance
▪
OSI is committed to complying with applicable environmental laws and regulations.

▪
Many of our businesses have achieved certifications under strict environmental standards including ISO 14001: Environmental Management System.

Energy Usage
▪
Our product development teams strive to ensure our products and services are energy efficient.

▪
Renewable energy sources are integrated into our operations and supply chain, and we plan to expand where possible.

▪
We are actively reviewing our processes to identify ways to reduce overall energy usage.

Water Usage
▪
Our teams are committed to identifying meaningful ways to reduce our water utilization.

▪
We acknowledge the right to water as a basic human right.

▪
We ensure access to safe drinking water and sanitary conditions for our staff both at our facilities and at our vendors’ facilities.

2 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proxy Summary
Reduction of Emissions
▪
We are committed to reducing our greenhouse gas (GHG) emissions across our global operations.

▪
We are working on identifying areas for GHG reduction, including identifying potential changes to manufacturing operations and travel policies to reduce emissions of air pollutants and CO2.

Suppliers and Vendors
▪
We expect our business partners to:

1.
operate in a manner that is protective of the environment,

2.
comply with all applicable environmental regulations and obtain all necessary environmental permits, licenses or other relevant authorizations,

3.
support our reasonable inquiries about emissions and environmental impacts of our operations, and

4.
establish systems to ensure the proper management of waste, air emissions and wastewater discharges.

CYBERSECURITY
Cybersecurity Training	▪ We are proud to have 98% of eligible employees complete cybersecurity training for fiscal year 2024.
ETHICS AND COMPLIANCE
Governance
The Board at OSI Systems sets the high standards for the Company’s employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. It is the duty of the Board of Directors to oversee the management of the Company’s business. To fulfill its responsibility and to discharge its duty, the Board of Directors follows the procedures and standards that are set forth in our Corporate Governance Guidelines. These guidelines are subject to modification from time to time as the Board deems appropriate in the best interests of the Company or as required by applicable laws and regulations.

View our Corporate Governance Guidelines at:
https://investors.osi-systems.com/investor-relations/company-information/ corporate-governance
OSI SYSTEMS, INC. 2024 Proxy Statement | 3

Proxy Summary
Code of Ethics and Conduct
At OSI Systems, we are proud of our commitment to ethics and integrity and the way we have embedded our core values into all our businesses. We—through our people, values, programs and policies—have made it a priority to help ensure that we have an ethical culture where everyone embraces a sense of personal responsibility for doing the right thing in the right way.
OSI Systems and our global subsidiaries are committed to operating according to the highest ethical standards and in full compliance with applicable laws and regulations.
We have adopted a Code of Ethics and Conduct, which applies to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees. A copy of the Code of Ethics and Conduct is attached as an exhibit to our Current Report on Form 8-K filed with the SEC on May 23, 2016.

View our Code of Ethics at:	A copy of the Code of Ethics and Conduct may also be obtained, without charge, under the Investor Relations section of our website or by written request to:
https://osi-systems.com/code-of-ethics	https://investors.osi-systems.com	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250

We intend to disclose any changes in or waivers from this Code of Ethics and Conduct on the same website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by the rules of the SEC or Nasdaq.

Human Rights Policy
OSI Systems is committed to operating with integrity and in accordance with our values. We believe in protecting human rights and playing a positive role in the communities in which we operate.
Human rights are basic standards of treatment to which all people are entitled. To that end, our global organization supports and operates in accordance with the spirit and intent of the United National Universal Declaration of Human Rights and the UN Global Compact principles on human rights and labor.
Respecting these rights means ensuring that our products, no matter where they are made, are manufactured in an environment that demonstrates respect for the people who make them and use them. It also means respecting the rights of people living in the communities around our facilities and offices, and those of our suppliers, who may be affected by these operations.
We are committed to ensuring that our business affiliates, including suppliers, vendors, distributors, and representatives hold themselves to the same standards.

4 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proposal 1—Election of Directors
Proposal 1—Election of Directors
What am I voting on and how should I vote?
You are being asked to elect six directors at the Annual Meeting. Each of the directors elected at the Annual Meeting will commence their term at the end of the Annual Meeting until the next annual meeting of the Company’s stockholders, or until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

We believe that each of the nominees is sufficiently qualified to lead the Company in the best interest of stockholders.
Our Board currently consists of six members. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date. The six candidates nominated for election as directors at the Annual Meeting are:
▪ Deepak Chopra	▪ Kelli Bernard	▪ James B. Hawkins
▪ William F. Ballhaus	▪ Gerald Chizever	▪ Meyer Luskin
All of our director nominees are currently directors of the Company and were previously elected to serve on the Board by our stockholders.
The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until our next annual meeting of stockholders, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate.
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast at the Annual Meeting.
Proposal 1 is considered a “non routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 1 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 1.
If a quorum is present and voting, the six nominees for directors receiving the highest number of votes will be elected as directors.
The Board of Directors unanimously recommends a vote FOR the election each of the director nominees.
OSI SYSTEMS, INC. 2024 Proxy Statement | 5

Proposal 1—Election of Directors
CURRENT DIRECTORS
NAME	AGE	POSITION	DIRECTOR SINCE
Deepak Chopra	73	Chairman of the Board, Chief Executive Officer and President	1987
William F. Ballhaus(1)(2)(5)	79	Director	2010
Kelli Bernard(3)(4)	55	Director	2019
Gerald Chizever(4)(5)	80	Director	2016
James B. Hawkins(1)(2)(3)(5)	68	Director	2015
Meyer Luskin(1)(2)(3)(4)	99	Director	1990

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating and Governance Committee

(4)
Member of Risk Management Committee

(5)
Member of the Technology Committee

BUSINESS EXPERIENCE
Deepak Chopra	Chairman of the Board since 1992 Director since 1987
BOARD COMMITTEES ▪ None
CAREER HIGHLIGHTS
Mr. Chopra is our founder and has served as President, Chief Executive Officer and has been a member of our Board since our inception in May 1987. He has served as our Chairman of the Board since February 1992. Mr. Chopra also serves as the Chief Executive Officer of several of our major subsidiaries.
From 1976 to 1979 and from 1980 to 1987, Mr. Chopra held various positions with ILC, a publicly held manufacturer of lighting products, including serving as Chairman of the Board of Directors, Chief Executive Officer, President and Chief Operating Officer of its United Detector Technology division. In 1990, we acquired certain assets of ILC’s United Detector Technology division.

Mr. Chopra has also held various positions with Intel Corporation, TRW Semiconductors and RCA Semiconductors.
EDUCATION
Mr. Chopra holds a Bachelor of Science degree in Electronics from Punjab Engineering College in Chandigarh, Punjab, India and a Master of Science degree in Semiconductor Electronics from the University of Massachusetts, Amherst.
QUALIFICATIONS
Among other reasons, Mr. Chopra was selected to serve as a director because of his expertise in the field of electrical engineering as well as his long-standing experience in successfully managing our Company.

6 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proposal 1—Election of Directors
William F. Ballhaus, Jr.	Lead Independent Director Director since May 2010
BOARD COMMITTEES ▪ Audit ▪ Compensation and Benefits ▪ Technology (Chair)
CAREER HIGHLIGHTS
From 2000 to 2007, Dr. Ballhaus, now retired, served as President and then also as Chief Executive Officer of Aerospace Corporation, an organization dedicated to the application of science and technology to the solution of critical issues in the nation’s space program.
Between 1990 and 2000, Dr. Ballhaus’ career included positions within the aerospace industry, including Corporate Vice President, Engineering and Technology for Lockheed Martin Corporation and President, Aero and Naval Systems and President, Civil Space & Communications, both for Martin Marietta.
Between 1971 and 1989, Dr. Ballhaus worked for the National Aeronautics and Space Administration (NASA), including as Director of its Ames Research Center.

Dr. Ballhaus has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
Dr. Ballhaus, who has published more than 40 papers on computational aerodynamics, obtained a Ph.D. in Engineering in 1971 and a BS and MS in Mechanical Engineering in 1967 and 1968, all from the University of California at Berkeley.
QUALIFICATIONS
Among other reasons, Dr. Ballhaus was selected to serve as a director because of his experience in managing providers of technology and technical services to government agencies.

Kelli Bernard	Independent Director Director since December 2019
BOARD COMMITTEES ▪ Nominating and Governance ▪ Risk Management (Co-Chair)
CAREER HIGHLIGHTS
Ms. Bernard is currently the Managing Partner for the Los Angeles office of Lighthouse Public Affairs, a public affairs consultancy in California.
Prior to this role, from June 2016 to December 2021, Ms. Bernard has served as an Executive Vice President and National Cities Leader for AECOM, a fully integrated global infrastructure firm.
Prior to joining AECOM, from July 2013 through June 2016, Ms. Bernard was Deputy Mayor of Economic Development for Los Angeles Mayor Eric Garcetti.
Ms. Bernard is the current vice chair of Homeboy Industries.

EDUCATION
She holds a BA in Sociology from University of California, Berkeley and a Master’s degree in Urban Planning from University of California, Los Angeles.
QUALIFICATIONS
Among other reasons, Ms. Bernard was selected to serve as a director because of her business and economic development and international trade experience.

OSI SYSTEMS, INC. 2024 Proxy Statement | 7

Proposal 1—Election of Directors
Gerald Chizever	Independent Director Director since October 2016
BOARD COMMITTEES ▪ Risk Management (Co-Chair) ▪ Technology
CAREER HIGHLIGHTS
Mr. Chizever has been a partner at the law firm of Loeb & Loeb LLP since 2004. Mr. Chizever’s practice includes mergers and acquisitions, corporate finance, public and private securities offerings, general corporate representation and strategic alliances. Mr. Chizever serves as general corporate counsel for public and private companies, advising them in all matters, including business transactions, corporate governance and compliance with governmental regulations.

EDUCATION
He holds a B.B.A. degree in Accounting and a Juris Doctorate from George Washington University.
QUALIFICATIONS
Among other reasons, Mr. Chizever was selected to serve as a director because of his corporate governance and compliance experience, including his experience in highly regulated industries.

James B. Hawkins	Independent Director Director since December 2015
BOARD COMMITTEES ▪ Audit (Chair) ▪ Compensation and Benefits ▪ Nominating and Governance ▪ Technology OTHER CURRENT PUBLIC COMPANY BOARDS ▪ Iradimed (Nasdaq: IRMD)
CAREER HIGHLIGHTS
From 2004 through July 2018, Mr. Hawkins was the President, Chief Executive Officer and member of the Board of Directors of Natus Medical Incorporated, a leading manufacturer of medical devices and software and a service provider for the newborn care, neurology, sleep, hearing and balance markets.
Prior to joining Natus, Mr. Hawkins was President, Chief Executive Officer, and a director of Invivo Corporation, a provider of MRI-safe patient monitoring, and Chief Executive Officer and Chief Financial Officer of Sensor Control Corporation.
Mr. Hawkins currently serves as a director of Iradimed Corporation.

Mr. Hawkins has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
He earned his undergraduate degree in Business Commerce from Santa Clara University and holds a Masters of Business Administration degree in Finance from San Francisco State University.
QUALIFICATIONS
Among other reasons, Mr. Hawkins was selected to serve as a director because of his direct management experience in the medical device area.

8 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proposal 1—Election of Directors
Meyer Luskin	Independent Director Director since February 1990
BOARD COMMITTEES ▪ Audit ▪ Compensation and Benefits (Chair) ▪ Nominating and Governance (Chair) ▪ Risk Management
CAREER HIGHLIGHTS
Since 1958, Mr. Luskin has served as a Director of Scope Industries, which is engaged principally in the business of recycling and processing food waste products into animal feed, and has also served as its President, Chief Executive Officer and Chairman since 1961.
He currently serves as a Director on the Advisory Board of the UCLA Luskin School of Public Affairs.
Mr. Luskin was formerly Chairman of the Board of the Santa Monica—UCLA Medical Center and Orthopaedic Hospital, Chairman of the Board of the Orthopaedic Institute for Children (previously known as the Los Angeles Orthopaedic Hospital), a Director of the UCLA Foundation and a Director of the Alliance for College-Ready Public Schools.

Mr. Luskin also served as a Director of Myricom, Inc., a computer and network infrastructure company.
Mr. Luskin has extensive risk management experience gained through the various executive and board positions that he has held.
EDUCATION
Mr. Luskin holds a Bachelor of Arts degree in Economics from the University of California, Los Angeles and a Masters in Business Administration from Stanford University
QUALIFICATIONS
Among other reasons, Mr. Luskin was selected to serve as a director because of his long-standing experience managing complex business operations.

OSI SYSTEMS, INC. 2024 Proxy Statement | 9

Proposal 1—Election of Directors
BOARD EXPERTISE
The following table displays certain significant skills and qualifications of our Directors. The Nominating and Governance Committee reviews the composition of the Board as a whole periodically to ensure that the Board maintains a balance of knowledge and experience and to assess the skills and characteristics that the Board may find valuable in the future in light of current and anticipated strategic plans and operating requirements and the long-term interest of stockholders.
SKILLS AND EXPERIENCE		CHOPRA	BALLHAUS	BERNARD	CHIZEVER	HAWKINS	LUSKIN
5/6	FINANCIAL Experience in accounting, financial disclosure, capital markets and corporate finance, or P&L responsibility
5/6	INDUSTRY Experience in a senior-level management position with a company in the technology solutions or infrastructure industries
6/6	CORPORATE GOVERNANCE Experience serving as a public company director, including an understanding of good corporate governance standards and practices
5/6	SENIOR MANAGEMENT Experience in a senior-level management position at a publicly listed company
6/6	RISK MANAGEMENT Experience assessing and managing enterprise business or government risks or experience overseeing complex business risk management matters
5/6	GLOBAL BUSINESS Experience managing a business with substantial global operations, or experience in and deep, expert knowledge of global politics
5/6	STRATEGY / M&A Mergers and acquisitions and integration experience as a public company officer or director
4/6	GOVERNMENT Experience in government and regulatory organizations
RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS
There are no arrangements or understandings known to us between any of the directors or nominees for director and any other person pursuant to which any such person was or is to be elected a director.
Ajay Mehra, Executive Vice President of the Company and President, OSI Security Division, is the first cousin of Deepak Chopra. Other than this relationship, there are no family relationships among our directors or director nominees or Named Executive Officers (as defined in “Compensation of Executive Officers—Summary Compensation Table”).
10 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proposal 1—Election of Directors
DIRECTOR COMPENSATION
All of our non-employee directors are paid an annual cash retainer and receive restricted stock unit (“RSU”) awards. A supplemental annual cash retainer is also paid to certain committee chairs, and committee members may receive additional compensation. Directors who are officers or employees do not receive any compensation as directors or for attending meetings of the Board or its committees.
The principal features of the compensation received by our non-employee directors for fiscal year ended June 30, 2024 are described below.
	ANNUAL CASH RETAINER ($)	RSU GRANT ($)
Board Service Retainer	60,000	150,000
Lead Director Additional Retainer	35,000	35,000
Committee Chair Additional Retainer
Audit	25,000	25,000
Compensation Committee	25,000	25,000
Nominating and Governance	10,000	—
Technology Committee	15,000	35,000
Risk Management Committee	15,000	25,000
Each member of the Board other than Mr. Chopra received $3,000 for each Board meeting attended. Each member of the Audit Committee received $3,000 for each Audit Committee meeting attended. Each member of the Compensation Committee received $3,000 for each Compensation Committee meeting attended. Each non-Chair member of the Compensation Committee received an RSU grant valued at $5,000. Each member of the Nominating and Governance Committee received $3,000 for each Nominating and Governance Committee meeting attended. Each member of the Technology Committee received $5,000 for the first Technology Committee meeting and $3,000 for each additional meeting attended. Each non-Chair member of the Technology Committee received $10,000 and an RSU grant valued at $20,000. Each member of the Risk Management Committee received $3,000 for each Risk Management Committee meeting attended and an RSU grant valued at $25,000. All RSU awards granted to members of the Board and its committees vest 25% annually over a period of four years from the date of grant. The directors also are reimbursed for expenses incurred in connection with the performance of their services as directors.
The following table provides compensation information for the fiscal year ended June 30, 2024 for each non- employee member of our Board(1):
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS(2) ($)	TOTAL ($)
William F. Ballhaus	166,000	225,026	391,026
Kelli Bernard	111,000	175,033	286,033
Gerald Chizever	126,000	195,031	321,031
James B. Hawkins	154,000	199,971	353,971
Meyer Luskin	152,000	209,970	361,970

(1)
We have omitted from this table the columns titled “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” because no amounts would have been included in such columns.

(2)
Amounts are calculated utilizing the accounting guidance related to stock-based compensation under accounting principles generally accepted in the United States. See Note 9 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2024 for a discussion of the assumptions used in valuation of stock awards. For the fiscal year ended June 30, 2024, 1,913 RSUs were granted to Dr. Ballhaus; 1,488 RSUs were granted to Ms. Bernard;

OSI SYSTEMS, INC. 2024 Proxy Statement | 11

Proposal 1—Election of Directors
1,658 RSUs were granted to Mr. Chizever; 1,700 RSUs were granted to Mr. Hawkins; and 1,785 RSUs were granted to Mr. Luskin, all with a fair value of $117.63. As of June 30, 2024, Mr. Luskin had 5,407 unvested stock awards outstanding; Dr. Ballhaus had 5,794 unvested stock awards outstanding; Mr. Hawkins had 5,217 unvested stock awards outstanding; Mr. Chizever had 5,021 unvested stock awards outstanding; and Ms. Bernard had 4,506 unvested stock awards outstanding.
DIRECTOR SHARE OWNERSHIP REQUIREMENTS

We believe that our directors should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that our directors own at minimum equity of the Company valued at five times their annual retainers.

We believe that this multiple constitutes significant amounts for our directors and provides a substantial link between the interests of our directors and those of our stockholders. During such time that a director has not attained the share ownership guideline, such director is required to retain at least 50% of the shares acquired upon exercise of options or vesting RSU awards, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. For purposes of meeting the ownership requirements, unvested RSUs are counted, but unearned performance awards and unexercised stock options are not. Each of our directors meets or exceeds our minimum equity ownership guidelines.
12 | OSI SYSTEMS, INC. 2024 Proxy Statement

Corporate Governance
Corporate Governance
BOARD ROLE IN RISK OVERSIGHT
Our Board is responsible for our risk oversight. Risks we face include, among others:
▪ competitive ▪ economic ▪ operational ▪ financial ▪ accounting	▪ liquidity ▪ tax ▪ legal/regulatory ▪ foreign country ▪ safety	▪ employment ▪ political ▪ cybersecurity
Risks are reported to our Board through our executive officers, who are responsible for the identification, assessment, and management of our risks. Our Board regularly discusses the risks reported by our executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.
To optimize its risk oversight capabilities and efficiently oversee our risks, the Board delegates to its committees oversight responsibility for particular areas of risk. For example:

AUDIT COMMITTEE	RISK MANAGEMENT COMMITTEE	NOMINATING AND GOVERNANCE COMMITTEE	COMPENSATION COMMITTEE	TECHNOLOGY COMMITTEE

The Audit Committee oversees management of major financial risks, including risks related to:
▪
accounting

▪
auditing

▪
financial reporting

▪
maintaining effective internal control over financial reporting

	The Risk Management Committee oversees management of key enterprise risks, including: ▪ strategic ▪ operational ▪ legal/regulatory ▪ compliance ▪ cybersecurity ▪ environmental/climate	The Nominating and Governance Committee oversees risks related to the effectiveness of the Board	The Compensation Committee oversees risks related to our executive compensation policies and practices	The Technology Committee oversees risks related to technology matters
BOARD LEADERSHIP STRUCTURE AND LEAD INDEPENDENT DIRECTOR
Our Chairman of the Board is our Chief Executive Officer. We believe that currently combining the positions of Chief Executive Officer and Chairman serves as an effective link between management’s role of identifying, assessing and managing risks and the Board’s role of risk oversight. Mr. Chopra possesses in-depth knowledge of the issues, opportunities and challenges we face and is thus well positioned to develop agendas and highlight issues that ensure that the Board’s time and attention are focused on the most critical matters. In addition, our Board has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability. Having one person serve as Chairman and Chief Executive Officer also enhances our ability to communicate our message and strategy clearly and
OSI SYSTEMS, INC. 2024 Proxy Statement | 13

Corporate Governance
consistently to our stockholders, employees, and other companies with which we do business. Although we believe that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, we will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve our best interests and the best interests of our stockholders.
The number of independent directors serving on our Board, our independent committees and our Lead Independent Director balance the combined Chairman of the Board and Chief Executive Officer position. William Ballhaus is currently our Lead Independent Director and brings to this role considerable skills and experience as described above in “Proposal 1—Election of Directors.” The role of Lead Independent Director is designed to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.
COMMITMENT TO DIVERSITY
We are focused on creating a diverse and inclusive workforce. We strive to attract and retain top talent, foster an inclusive culture, and embrace diversity. We are also committed to diversity at the Board level. Our Board and Nominating and Governance Committee consider diversity when considering nominations to the Board. The Board’s objective is to have a Board comprised of individuals who by occupation, background, and experience are in a position to make a strong, positive contribution to our Company and our stockholders.
BOARD DIVERSITY MATRIX (AS OF OCTOBER 25, 2024)
BOARD SIZE
Total number of directors	6
GENDER	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE
Directors	1	5	0	0
NUMBER OF DIRECTORS WHO IDENTIFY IN ANY OF THE CATEGORIES BELOW
African American or Black	1	0	0	—
Alaskan Native or Native American	0	0	0	—
Asian (other than South Asian)	0	0	0	—
South Asian	0	1	0	—
Hispanic or Latinx	0	0	0	—
Native Hawaiian or Pacific Islander	0	0	0	—
White	0	4	0	—
Two or more races or ethnicities	0	0	0	—
LGBTQ+	0	0	0	—
14 | OSI SYSTEMS, INC. 2024 Proxy Statement

Corporate Governance
DEMOGRAPHIC INFORMATION OF EMPLOYEE POPULATION
As of September 30, 2024, our employee demographic breakdown was as follows. We have omitted from our calculations those employees who declined to self-identify or for whom no data was provided.
BOARD MEETINGS, INDEPENDENCE AND COMMITTEES OF THE BOARD
There were eight meetings of the Board and the Board acted pursuant to unanimous written consent on one additional occasion during the fiscal year ended June 30, 2024. During fiscal 2024, the Board had a standing Audit Committee, Compensation Committee, Nominating and Governance Committee, Risk Management Committee, and Technology Committee. The members of each committee are appointed by the majority vote of the Board. All persons serving as a director during the fiscal year ended June 30, 2024 attended more than 75% of the aggregate number of meetings held by the Board and all committees on which such director served.
The Board has determined that each of the current directors, except Mr. Chopra, is independent within the meaning of the director independence standards of The NASDAQ Stock Market (the “Listing Standards”), as currently in effect. Furthermore, the Board has determined that each of the members of each of the committees of the Board is independent within the meaning of the SEC rules and regulations and the Listing Standards, as applicable and currently in effect.
The Board Committees act pursuant to written charters adopted by the Board, copies of which are available under the Investor Relations section of our website at:	https://investors.osi-systems.com/ investor-relations/company- information/corporate- governance
OSI SYSTEMS, INC. 2024 Proxy Statement | 15

Corporate Governance
Audit Committee	All members of the Audit Committee are independent directors	Meetings held during the fiscal year ended June 30, 2024:	4

COMMITTEE MEMBERS
▪
James B. Hawkins (Chair)

▪
William F. Ballhaus

▪
Meyer Luskin

FINANCIAL EXPERT
The Board has determined that, based upon his work experience, Mr. Hawkins qualifies as an “Audit Committee Financial Expert” as this term has been defined under the rules and regulations of the SEC. Information regarding Mr. Hawkins’ work experience is set forth above under “Proposal 1—Election of Directors.”
To date, no determination has been made as to whether the other members of the Audit Committee also qualify as Audit Committee Financial Experts.

COMMITTEE COMPLIANCE
We have a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
All members of the Audit Committee are independent, as independence for audit committee members is defined in Rule 10A-3(b)(1) under the Exchange Act and the Listing Standards applicable to our Company.
KEY RESPONSIBILITIES
The Audit Committee:
▪
makes recommendations for selection of our independent public accountants,

▪
reviews with the independent public accountants the plans and results of the audit engagement,

▪
approves professional services provided by the independent public accountants,

▪
reviews the independence of the independent public accountants,

▪
considers the range of audit and any non-audit fees, and

▪
reviews our financial statements and the adequacy of our internal accounting controls and financial management practices.

REPORT OF THE AUDIT COMMITTEE
The Report of the Audit Committee is on page 22 of this Proxy Statement.

Compensation Committee	All members of the Compensation Committee are independent directors	Meetings held during the fiscal year ended June 30, 2024:	6
COMMITTEE MEMBERS ▪ Meyer Luskin (Chair) ▪ William F. Ballhaus ▪ James B. Hawkins
KEY RESPONSIBILITIES
The Compensation Committee is responsible for:
▪
determining compensation and benefits for our executive officers,

▪
reviewing and approving executive compensation policies and practices, and

▪
providing advice and input to the Board in the administration of our equity compensation and benefits plans.

The Compensation Committee engages and consults with independent compensation consultants in the performance of its duties.
COMPENSATION COMMITTEE REPORT
The Compensation Committee Report is on page 57 of this Proxy Statement.

16 | OSI SYSTEMS, INC. 2024 Proxy Statement

Corporate Governance
Nominating and Governance Committee	All members of the Nominating and Governance Committee are independent directors	Meetings held during the fiscal year ended June 30, 2024:	1
COMMITTEE MEMBERS ▪ Meyer Luskin (Chair) ▪ Kelli Bernard ▪ James B. Hawkins
KEY RESPONSIBILITIES
The Nominating and Governance Committee is responsible for:
▪
evaluating nominations for new members of the Board.

CONSIDERATION OF DIRECTOR
CANDIDATES
The Nominating and Governance Committee will consider director candidates based upon their:
▪
business and financial experience,

▪
personal characteristics,

▪
expertise that is complementary to the background and experience of other Board members,

▪
diversity,

▪
willingness to devote the required amount of time to carrying out the duties and responsibilities of membership on the Board,

▪
willingness to objectively appraise management performance, and

▪
any such other qualifications the Nominating and Governance Committee deems necessary to ascertain the candidate’s ability to serve on the Board.

The Nominating and Governance Committee has sought to identify director nominees that have diverse professional and educational backgrounds that are believed to complement the skills offered by existing Board members.

Risk Management Committee	All members of the Risk Management Committee are independent directors	Meetings held during the fiscal year ended June 30, 2024:	4
COMMITTEE MEMBERS ▪ Kelli Bernard (Co-Chair) ▪ Gerald Chizever (Co-Chair) ▪ Meyer Luskin
KEY RESPONSIBILITIES
The Risk Management Committee is responsible for overseeing and monitoring our key enterprise risks, including:
▪
strategic,

▪
operational,

▪
legal/regulatory

▪
compliance

▪
environmental/climate, and

▪
reputational risks.

The Risk Management Committee has responsibility for:
▪
reviewing our compliance program and our major legal compliance risk exposures,

▪
monitoring our code of ethics,

▪
reviewing our risk management reviews and assessments, and

▪
regularly assessing the continuing appropriateness of a succession plan for our Chief Executive Officer and other executive officers.

Technology Committee	All members of the Technology Committee are independent directors	Meetings held during the fiscal year ended June 30, 2024:	1
COMMITTEE MEMBERS ▪ William F. Ballhaus (Chair) ▪ Gerald Chizever ▪ James B. Hawkins	KEY RESPONSIBILITIES The Technology Committee is responsible for: ▪ evaluating and making recommendations to the Board regarding technology-based matters.
OSI SYSTEMS, INC. 2024 Proxy Statement | 17

Corporate Governance
ANNUAL MEETING ATTENDANCE
We have adopted a formal policy with regard to directors’ attendance at annual meetings of stockholders. All members of our Board are strongly encouraged to prepare for, attend and participate in all annual meetings of stockholders. All of our directors attended last year’s annual meeting of stockholders.
DIRECTOR NOMINATION PROCESS

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to submit names of candidates for election to the Board must do so in writing. The recommendation should be sent to the following address:
OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
Our Secretary will, in turn, forward the recommendation to the Nominating and Governance Committee. The recommendation should include the following information:
▪
A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Governance Committee;

▪
The name and contact information for the candidate;

▪
A statement of the candidate’s occupation and background, including education and business experience;

▪
Information regarding each of the factors listed above, sufficient to enable the Nominating and Governance Committee to evaluate the candidate;

▪
A statement detailing (i) any relationship or understanding between the candidate and our Company, or any customer, supplier, competitor, or affiliate of ours, and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

▪
A statement that the candidate is willing to be considered for nomination by the Nominating and Governance Committee and willing to serve as a director if nominated and elected.

Stockholders must also comply with all requirements of our Bylaws, a copy of which is available from our Secretary upon written request, with respect to nomination of persons for election to the Board. We may also require any proposed nominee to furnish such other information as we or the Nominating and Governance Committee may reasonably require to determine the eligibility of the nominee to serve as a director. In performing its evaluation and review, the Nominating and Governance Committee generally does not differentiate between candidates proposed by stockholders and other proposed nominees, except that the Nominating and Governance Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.
There are no stockholder nominations for election to our Board to be voted on at this year’s Annual Meeting. Stockholders wishing to submit nominations for next year’s annual meeting of stockholders must notify us of their intent to do so on or before the date on which nominations must be received by us in accordance with our Bylaws and the rules and regulations of the SEC. For details see “Stockholder Proposals.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None of our executive officers has served during the fiscal year ended June 30, 2024 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on our Board or the Compensation Committee. During the fiscal year ended June 30,
18 | OSI SYSTEMS, INC. 2024 Proxy Statement

Corporate Governance
2024, no member of our Compensation Committee had any relationship or transaction with our Company required to be disclosed pursuant to Item 404 of Regulation S-K.
STOCKHOLDER COMMUNICATIONS
Stockholders interested in communicating directly with the Board, or specified individual directors, may do so by writing our Secretary at the following address:	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
Our Secretary will review all such correspondence and will regularly forward to the Board copies of all such correspondence that, in the opinion of our Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received that is addressed to members of the Board and request copies of such correspondence. Concerns relating to accounting, internal control or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In 1994, we, together with Electronics Corporation of India Limited (“ECIL”), an unaffiliated Indian company, formed ECIL-Rapiscan Security Products Limited, a joint venture under the laws of India (“ECIL Rapiscan”). We own a 36% interest in the joint venture, Mr. Chopra owns a 10.5% interest and Mr. Mehra owns a 4.5% interest. The remaining interest in the joint venture is owned by ECIL. To date, our portion of the earnings of ECIL Rapiscan has been immaterial to our financial results and results of operations.
Mohinder Chopra, who is the brother of Deepak Chopra, our Chief Executive Officer, is our Senior Vice President/General Manager India. His total compensation for fiscal year 2024 calculated using the same methodology as used in the Summary Compensation Table was valued at approximately $428,000.
Gerald Chizever, a member of our Board, is a partner at Loeb & Loeb LLP. Loeb & Loeb advises the Company in various matters from time to time. The fees paid by the Company to Loeb & Loeb in each of the past three fiscal years were significantly below the applicable threshold outlined in The NASDAQ Stock Market guidelines for determining director independence. For fiscal year 2024, the Company paid $660,564 in fees to Loeb & Loeb. Our Board carefully reviewed the nature of our engagement of Loeb & Loeb and the services rendered, including nominal fees relative to Loeb & Loeb’s annual revenues, the expertise and relevant experience of the firm, the firm’s and specific partners’ knowledge of our Company and our business and past legal engagements, and the fees paid in such engagements, and determined that Mr. Chizever is independent under the standards of The NASDAQ Stock Market.
The Audit Committee of the Board reviews proposed transactions in which the Company and any person who is a member of the Board, a nominee to become a member of the Board, an executive officer of the Company, a holder of more than five percent of our voting securities, or any immediate family member of any of the foregoing would have a direct or indirect material interest in the transaction and the amount involved, when added together with the amounts of all other transactions with that related person for that fiscal year, exceeds $75,000. The review involves an evaluation, without participation by any member of the Audit Committee with a direct or indirect material interest in the transaction, of whether the transaction would be on terms at least as favorable to us as those that could have been obtained from unaffiliated third parties. This policy is supported by the Charter of the Audit Committee of the Board.
OSI SYSTEMS, INC. 2024 Proxy Statement | 19

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
What am I voting on and how should I vote?
You are being asked to ratify the appointment of Grant Thornton LLP as the company’s independent registered public accounting firm for the year ending June 30, 2025. Although our governing documents do not require us to submit this matter to stockholders, the Board believes that asking stockholders to ratify the appointment of Grant Thornton LLP is consistent with best practices in corporate governance.

We believe that Grant Thornton LLP is sufficiently qualified to conduct their duties as independent auditor.
The Audit Committee has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accountants for the year ending June 30, 2025 and has further directed that management submit the selection of independent registered public accountants for ratification by our stockholders at the Annual Meeting. Grant Thornton has no financial interest in the Company, and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.
In the event that our stockholders fail to ratify the selection of Grant Thornton, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.
Representatives of Grant Thornton are expected to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.
Proposal 2 is considered a “routine” matter and, accordingly, brokerage firms and nominees have the authority to vote their clients’ unvoted shares on Proposal 2 as well as to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 2.
The Board of Directors unanimously recommends a vote FOR the ratification of Grant Thornton as our independent registered public accountants for the fiscal year ending June 30, 2025.
20 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proposal 2—Ratification of Selection of Independent Registered Public Accounting Firm
AUDIT FEES
The following table represents fees charged for professional audit services rendered by Grant Thornton for the audit of our annual financial statements for the years ended June 30, 2023 and 2024 and fees billed by Grant Thornton for other services during those years (in thousands):
NAME	FY2023 ($ IN THOUSANDS)	FY2024 ($ IN THOUSANDS)
Audit fees(1)	1,645	1,755
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total	1,645	1,755

(1)
“Audit fees” consist of fees billed for professional services rendered for the integrated audit of our consolidated financial statements and the review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings or engagements and comfort letters.

(2)
The term “Audit-related fees” means fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements other than audit fees. This includes professional services for the audit of the financial statements of our 401(k) plan.

(3)
The term “Tax fees” means fees billed for professional services rendered for tax advice, planning and compliance (domestic and international).

(4)
The term “All other fees” means fees billed for products and services other than for the services described above.

AUDIT COMMITTEE’S PRE-APPROVAL POLICY
The Audit Committee pre-approves all audit, audit-related and tax services (other than prohibited non-audit services) to be provided by the independent public accountants. The Audit Committee has delegated to its Chairman the authority to pre-approve all other services to be provided by the independent public accountants, up to an aggregate of $50,000 each fiscal year. The Chairman reports each such pre-approval decision to the full Audit Committee at its next scheduled meeting.
INDEPENDENCE
The Audit Committee has considered whether Grant Thornton’s audit of the Company’s annual financial statement and its review of the Company’s quarterly financial statements is compatible with maintaining such independent public accountant’s independence and has determined that it is compatible.
OSI SYSTEMS, INC. 2024 Proxy Statement | 21

Report of the Audit Committee
Report of the Audit Committee

The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended June 30, 2024 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Grant Thornton, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the independent auditors the independent auditors’ independence.

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, for filing with the SEC.

AUDIT COMMITTEE
James B. Hawkins, Chair	William F. Ballhaus	Meyer Luskin
22 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
What am I voting on and how should I vote?
We are providing our stockholders an opportunity to indicate whether they approve of our Named Executive Officer compensation as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this Proxy Statement. This proposal is required pursuant to Section 14A of the Exchange Act.

Although this vote is advisory and is not binding on the Company, the Compensation Committee of the Board will take into account the outcome of the vote when considering future executive compensation decisions.

We believe that our compensation philosophy and practices are centered on pay-for-performance principles, designed to retain key executives and reward company performance, and strongly aligned with stockholder interests. Accordingly, stockholders are being asked to vote FOR the below resolution.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) enables our stockholders to vote to approve, on an advisory, non-binding basis, our executive compensation for the fiscal year ended June 30, 2024 as disclosed in the Proxy Statement in accordance with the SEC’s rules, including Section 14A of the Exchange Act. We currently conduct this advisory vote on an annual basis, and the next advisory vote is expected to be conducted at our 2025 Annual Meeting of Stockholders.
SUMMARY
Our Board is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public. We are asking our stockholders to provide advisory approval of our executive compensation as such compensation is described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure set forth in the Proxy Statement. We recognize and value the critical role that executive leadership plays in our performance. Our executive compensation philosophy is intended to ensure that executive compensation is aligned with our short- and long-term business strategy, objectives, and stockholder interests. Our executive compensation is designed to attract, motivate, and retain highly qualified executives. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the short- and long-term interests of our stockholders.
We urge you to review the “Compensation Discussion and Analysis” section of the Proxy Statement and executive-related compensation tables for more information.
EMPHASIS ON PAY-FOR-PERFORMANCE PRINCIPLES
We believe that executive compensation should be tied to our performance on both a short-term and long-term basis. We believe that our continued success is closely tied to the performance of our executive officers and have designed our compensation practices to reward the executives for their contributions to our overall success.
OSI SYSTEMS, INC. 2024 Proxy Statement | 23

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
ALIGNMENT WITH STOCKHOLDERS’ INTERESTS
We grant annual incentives based in part on each executive’s contribution to enhancing our short- and long-term profitable growth. We also grant long-term equity-based incentives as a substantial component of the compensation program to reward long-term performance and further align the interests of management with those of our stockholders. In recent years, we have generally used performance based RSUs as our equity incentive vehicle as these awards enable the executives to establish a meaningful equity stake in our Company while allowing them to participate in future value creation through appreciation of the shares. These awards tie the executives’ interests to those of long-term stockholders and serve to motivate the executives to lead us to achieve long-term financial goals that are expected to lead to increased stockholder value. In addition to linking compensation value to stockholder value, these awards generally have vesting conditions, which creates a strong retention incentive and helps ensure the continuity of our operations. For fiscal year 2024, 100% of the long-term equity incentives granted to our Named Executive Officers consisted of performance based RSUs subject to performance vesting based on the compound annual growth rate of revenue and operating income.
LONG-TERM PERFORMANCE
To promote our philosophy of pay-for-performance and furthering our objective of aligning the interests of management with those of our stockholders, we have established performance programs for certain of our executive officers. These programs focus on the achievement of our long-term financial goals and factors that create long-term stockholder value. By establishing performance targets tied to key corporate financial metrics, we are incentivizing our officers to achieve our long-term corporate objectives and ultimately increase stockholder value.
HIGHLIGHTS OF FISCAL 2024 EXECUTIVE COMPENSATION PROGRAM
The Board believes our executive compensation program is designed appropriately and that a vote in favor of the proposal is warranted, including for these reasons:
1	2	3	4
100% of Named Executive Officer equity awards for fiscal 2024 were performance-based and tied to measurable pre-established targets.	In light of recent strong performance, we increased our target for our annual incentive program over both the prior year’s target and the prior year’s actual performance.	We are committed to having strong governance standards and continue to take steps to further this commitment.	We value the opinions and feedback we receive from, and we continue to engage with, our stockholders, and our executive compensation program directly reflects our stockholders’ input.
1.   100% Performance-Based Equity Awards for Named Executive Officers

100% of the equity grants made to our Named Executive Officers during fiscal 2024 were performance-based and tied to pre-established targets. Our 2024 performance-based program established revenue and operating income targets which require significant annual growth as compared to baseline measurement levels. The revenue metric is weighted at 20%, and the operating income metric is weighted at 80%.

For the performance period ended June 30, 2024, compound annual revenue growth as compared to the baseline measurement level was 6.96%, and compound annual operating income growth as compared to the baseline measurement level was 17.82%. As a result, our CEO earned 48,589 shares in accordance with the program.
24 | OSI SYSTEMS, INC. 2024 Proxy Statement

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
2.   Increased Targets for Annual Incentive Program

For fiscal year 2024, in light of recent strong performance, we increased our target goals over the prior year’s performance as set forth in the section titled “Executive Compensation Program Elements—Annual Incentive Awards.”
3.   Commitment to Corporate Governance and Best Practices

We are committed to having strong governance standards with respect to our compensation programs, procedures, and practices.
We have taken the following actions to enhance our corporate governance and executive compensation policies:
Engaged with stockholders and incorporated stockholder feedback when establishing our executive compensation programs to address specific stockholder feedback.

Appointed a Lead Independent Director to further promote the independence of our Board and appropriate oversight of management and to facilitate free and open discussion and communication among our independent directors.

Prohibited hedging and pledging of our stock by executive officers and directors. As of the date of the Proxy Statement, no shares of our stock are pledged by any Named Executive Officer or director.

Adopted a robust clawback policy consistent with SEC requirements and the Listing Standards that provides that if an accounting restatement is required due to material non-compliance with any financial reporting requirements, then we will seek to recover any incentive-based compensation received by any of our current or former executive officers over the prior three completed fiscal years preceding the date that the restatement is required to the extent such compensation exceeds the amount of incentive-based compensation that would have been paid based on the restated financial reporting measure, regardless of whether or not the current or former executive officer was at fault in the circumstances leading to the restatement. We have also included clawback provisions in each Named Executive Officer’s employment agreement.

Established rigorous Company stock ownership guidelines requiring each executive officer to own Company stock valued at least at five times his annual base salary. These guidelines align the executives’ long-term interests with those of our stockholders. In addition, prior to attaining the 5X share ownership guideline, each executive is required to retain at least 50% of the shares acquired upon exercise of options or vesting of RSU awards, net of amounts required to pay taxes and exercise price. For purposes of meeting the ownership requirements, unvested RSUs are counted, but unearned performance awards and unexercised stock options are not.

4.    Communications with Stockholders

We maintain open lines of communication with our stockholders, and our annual cash incentive and long-term incentive programs reflect the stockholder input we received.
Our Compensation Committee takes very seriously stockholder feedback with respect to executive compensation. At our 2023 annual meeting, approximately 94% of the votes cast on the advisory vote on the compensation of our Named Executive Officers were in favor of our executive compensation. Considering the robust level of support of our stockholders of our compensation program, our Compensation Committee determined to continue to apply the same approach with respect to compensation policies and decisions for fiscal 2024.
Our Board believes that the information above as well as that provided in the section entitled “Executive Compensation” contained in the Proxy Statement demonstrates that our executive compensation program
OSI SYSTEMS, INC. 2024 Proxy Statement | 25

Proposal 3—Advisory Vote to Approve the Compensation of Our Named Executive Officers
was designed appropriately and is working to ensure that management’s interests are aligned with the stockholders’ interests and support long-term value creation.
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders of OSI Systems, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K of the SEC, including in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure contained in the Proxy Statement.”
REQUIRED VOTE
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be approved on an advisory basis, this proposal must be approved by the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and cast at the Annual Meeting.
Proposal 3 is considered a “non-routine” matter and, accordingly, brokerage firms and nominees do not have the authority to vote their clients’ unvoted shares on Proposal 3 or to vote their clients’ shares if the clients have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote on Proposal 3.
The Board of Directors unanimously recommends a vote FOR the approval, on a non-binding advisory basis, of our Named Executive Officer compensation for the fiscal year ended June 30, 2024.
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Executive Compensation
Executive Compensation
EXECUTIVE OFFICERS
Our executive officers are as follows:
NAME	AGE	POSITION	JOINED COMPANY IN
Deepak Chopra*	73	Chairman of the Board, Chief Executive Officer and President	1987
Alan Edrick*	56	Executive Vice President and Chief Financial Officer	2006
Ajay Mehra*	62	Executive Vice President of the Company and President, OSI Security Division	1989
Victor Sze*	57	Executive Vice President, General Counsel and Secretary	2002
Shalabh Chandra	59	President of Healthcare Division	2019
Manoocher Mansouri*	68	President of Optoelectronics and Manufacturing Division	1982
Paul Morben	63	President of OSI Electronics	1983
Glenn Grindstaff	62	Senior Vice President and Chief Human Resources Officer	2020
Cary Okawa	58	Chief Accounting Officer	2019

*
Denotes our Named Executive Officers for fiscal 2024.

The following section sets forth certain background information regarding those persons currently serving as our executive officers, excluding Deepak Chopra, who is described above under “Proposal 1—Election of Directors”:
Alan Edrick	Executive Vice President and Chief Financial Officer since September 2006

CAREER HIGHLIGHTS
Mr. Edrick has more than three decades of financial management and public accounting experience, including mergers and acquisitions, capital markets, financial planning and analysis and regulatory compliance.
OSI SYSTEMS, INC.
▪
Executive Vice President and Chief Financial Officer (September 2006 to present)

BIOSOURCE INTERNATIONAL, INC., a biotechnology company
▪
Executive Vice President and Chief Financial Officer
(2004 to 2006, until its sale to Invitrogen Corporation)

NORTH AMERICAN SCIENTIFIC, INC., a medical device and specialty pharmaceutical company
▪
Senior Vice President and Chief Financial Officer (1998 to 2004)

PRICEWATERHOUSE LLP
▪
Served in various positions including Senior Manager, Capital Markets (1989 to 1998)

EDUCATION
▪
Master of Business Administration degree, the Anderson School at the University of California, Los Angeles

▪
Bachelor of Arts degree, in Economics/Business, the University of California, Los Angeles

OSI SYSTEMS, INC. 2024 Proxy Statement | 27

Executive Compensation
Ajay Mehra	Executive Vice President of the Company and President, OSI Security Division since July 2024

CAREER HIGHLIGHTS
Mr. Mehra is a seasoned senior executive with more than 30 years of experience in the security industry.
OSI SYSTEMS, INC.
▪
Executive Vice President and President, OSI Security Division (July 2024 to present)

▪
Executive Vice President and President, Cargo Scanning Solutions (November 2002 to July 2024)

▪
Vice President and Chief Financial Officer (November 1992 to November 2002)

▪
Controller (1989 to 1992)

THERMADOR/WASTE KING, a household appliance company
▪
Served in various financial positions

PRESTO FOOD PRODUCTS, INC.
▪
Served in various financial positions

UNITED DETECTOR TECHNOLOGY
▪
Served in various financial positions

EDUCATION
▪
Master of Business Administration degree, Pepperdine University

▪
Bachelor of Business Administration degree, the School of Business of the University of Massachusetts, Amherst

Victor S. Sze	Executive Vice President, General Counsel and Secretary since September 2004

CAREER HIGHLIGHTS
Mr. Sze has over 30 years of legal experience, both in law firm and in house positions.
OSI SYSTEMS, INC.
▪
Executive Vice President, General Counsel and Secretary (September 2004 to present)

▪
General Counsel and Secretary (November 2002 to present)

▪
Vice President of Corporate Affairs and General Counsel (March 2002 to November 2002)

INTERPLAY ENTERTAINMENT CORP., a developer and worldwide publisher of interactive entertainment software
▪
Director of Corporate Affairs, serving as in-house counsel

WOLF, RIFKIN & SHAPIRO, a law firm in Los Angeles
▪
Attorney

EDUCATION
▪
Juris Doctorate degree, Loyola Law School

▪
Bachelor of Arts degree, in Economics, the University of California, Los Angeles

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Executive Compensation
Shalabh Chandra	President of Healthcare since September 2019

CAREER HIGHLIGHTS
Mr. Chandra has more than 20 years in the medical devices and medical diagnostics industries.
OSI SYSTEMS, INC.
▪
President of Healthcare (September 2019 to present)

QUEST DIAGNOSTICS
▪
Vice President and General Manager, Neurology (May 2018 to August 2019)

INDUSTRY CONSULTANT
▪
Independent industry consultant (May 2017 to April 2018)

ANALOGIC
▪
Held several positions, including President of Analogic Asia and Senior Vice President for the Global Ultrasound business (August 2010 to April 2017)

PHILIPS
▪
General Manager, MRI Patient Monitoring (served for approximately 14 years)

EDUCATION
▪
Master of Business Administration degree, the Wharton School of the University of Pennsylvania

▪
Master of Science degree, in Biomedical Engineering, Ohio State University

▪
Bachelor of Science degree, in Electrical Engineering, IIT Kanpur, India

Manoocher Mansouri	President of Optoelectronics and Manufacturing since June 2006

CAREER HIGHLIGHTS
Mr. Mansouri has over 35 years of experience in the optoelectronics industry.
OSI SYSTEMS, INC.
▪
President of Optoelectronics and Manufacturing division (June 2006 to present)

▪
President of our OSI Optoelectronics, Inc. subsidiary (May 2000 to present)

▪
Joined the Company in 1982

EDUCATION
▪
Completed the Executive Program, in Management Certificate, the Anderson School at the University of California, Los Angeles

▪
Bachelor of Science degree, in Electrical Engineering, the University of California, Los Angeles

Paul Morben	President of OSI Electronics since October 2019

CAREER HIGHLIGHTS
Mr. Morben has over 35 years of experience in the optoelectronics and manufacturing services industries, including 10 years in Asia where he established and led the Company’s manufacturing operations in Singapore, Indonesia, and Malaysia.
OSI SYSTEMS, INC.
▪
President of OSI Electronics (October 2019 to present)

▪
Joined the Company in 1983

MASTERWORK ELECTRONICS, INC.
▪
President and CEO (2016 to 2019)

EDUCATION
▪
Master of Business Administration degree, Concordia University, Irvine

▪
Bachelor of Science degree, in Business Administration—Management Science, California State University, Northridge

OSI SYSTEMS, INC. 2024 Proxy Statement | 29

Executive Compensation
Glenn Grindstaff	Senior Vice President and Chief Human Resources Officer since February 2020

CAREER HIGHLIGHTS
Mr. Grindstaff has over 25 years of progressive human resources leadership experience.
OSI SYSTEMS, INC.
▪
Chief Human Resources Officer (February 2020 to present)

L3HARRIS TECHNOLOGIES
▪
Vice President, Human Resources and Administration (2010—2019)

HONDA AIRCRAFT
▪
Held several senior positions, including Vice President, Human Resources and Administration

SPIRENT COMMUNICATIONS
▪
Vice President, Human Resources

EDUCATION
▪
Bachelor of Arts degree, in Psychology, California State University, Northridge

Cary Okawa	Chief Accounting Officer since August 2023

CAREER HIGHLIGHTS
Mr. Okawa has over 30 years of financial management and public accounting experience.
OSI SYSTEMS, INC.
▪
Chief Accounting Officer (August 2024 to present)

▪
Vice President and Corporate Controller (August 2023—August 2024 and 2019—2021)

BINANCE.US
▪
Chief Accounting Officer (2022 to 2023)

ACORNS GROW, INCORPORATED
▪
Chief Accounting Officer (2021 to 2021)

NATURAL PRODUCTS GROUP
▪
Chief Accounting Officer (2016 to 2019)

PRICEWATERHOUSECOOPERS LLP
▪
Served in various positions including Senior Audit Manager (1990 to 2000)

EDUCATION
▪
Bachelor of Business Administration, Accounting degree, University of Hawaii—College of Business Administration

30 | OSI SYSTEMS, INC. 2024 Proxy Statement

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our compensation philosophy, objectives and processes, including the methodology for determining executive compensation for our Named Executive Officers. For additional information, please refer to the more detailed compensation disclosures beginning with and following the “Summary Compensation Table” contained in this Proxy Statement.
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND STOCKHOLDER COMMUNICATIONS
We maintain open lines of communication with our stockholders, and senior management routinely interacts with our stockholders on a number of matters, including executive compensation, in order to better understand their opinions and to obtain their feedback. Further, the Compensation Committee considers the outcome of our annual say on pay vote when making decisions regarding our executive compensation program. At our 2023 annual meeting, 94% of the votes cast on the advisory vote on the compensation of our Named Executive Officers were in favor of our executive compensation policies. Considering the robust level of support of our stockholders of our compensation program, our Compensation Committee determined to continue to apply the same approach with respect to compensation policies and decisions for fiscal 2024.
At the upcoming Annual Meeting, we will again hold an annual advisory vote to approve executive compensation. We will continue to engage with our stockholders throughout the year, and the Compensation Committee will consider the results from this year’s and future advisory votes on executive compensation, as well as any feedback received from stockholders.
GOVERNANCE HIGHLIGHTS
We are committed to having strong governance practices with respect to our compensation programs, practices and procedures. We believe that these practices reinforce our emphasis on tying executive compensation to performance. The following table highlights some of our governance practices with respect to executive compensation:
WHAT WE DO	WHAT WE DO NOT DO
Use 100% performance-based vesting for Named Executive Officer equity awards

Have formulaic performance-based annual incentives

Maintain a robust clawback policy consistent with SEC requirements and the Listing Standards

Maintain share ownership and retention guidelines for executives and directors

Conduct an annual say on pay vote

Maintain open lines of communication with stockholders

Maintain a comprehensive insider trading policy designed to promote compliance with insider trading laws, rules, and regulations and the Listing Standards

No excise tax gross-ups upon a change in control

No hedging, pledging, or speculative transactions are permitted by executives and directors

No re-pricing of underwater stock options

No stock option grants with an exercise price less than fair market value

No “single trigger” severance payments owing solely on account of the occurrence of a change in control event

OSI SYSTEMS, INC. 2024 Proxy Statement | 31

Executive Compensation
EXECUTIVE COMPENSATION SUMMARY
Fiscal 2024 Performance

During fiscal 2024, we performed well, delivering excellent financial and operational results. We continued to deliver on commitments to our customers and partners while ensuring the continued safety of our employees. Highlights include:
▪
Delivered record revenues;

▪
Delivered record adjusted earnings per share;

▪
Achieved strong bookings and concluded the year with a near all-time high year-end backlog;

▪
Expanded our operating margin;

▪
Strong total shareholder return (“TSR”); and

▪
Completed two strategic acquisitions.

Leverage Business Infrastructure

Even as we launched new products, entered new markets, and invested substantial amounts in R&D, we actively leveraged our business infrastructure and maintained intelligent cost management.
Growth in Markets and Opportunities

In fiscal 2024, we continued to expand our addressable markets through new product introductions and targeting of markets that did not previously represent a significant source of revenues. This dynamic approach has served, and we believe it will continue to serve, to sustain growth over the long term. Some of our key achievements during fiscal 2024 included the following:

Expanded our product portfolio and geographic reach with the completion of two acquisitions: one in our Security division and one in our Optoelectronics and Manufacturing division.
Further increased our geographic reach with our expansion into Mexico.

Progressed significantly in our R&D programs for the development of new products and technologies.
Building a Foundation for the Future

We continue to make significant targeted investments in R&D and acquisitions. In fiscal 2024, we completed one strategic acquisitions in our Security division and one strategic acquisition in our Optoelectronics and Manufacturing division. We believe that these types of acquisitions and investments, as well as other product development programs that are currently underway, will result in enhanced business outcomes for years to come.
ROLE OF THE COMPENSATION COMMITTEE
Our Board appoints members to the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the rules and regulations of the SEC and the Listing Standards, as currently in effect. The Compensation Committee is responsible for establishing and approving
32 | OSI SYSTEMS, INC. 2024 Proxy Statement

Executive Compensation
all compensation for our Named Executive Officers, including base salaries, annual incentives, long-term equity incentive compensation, benefits and perquisites, and other compensation. The Compensation Committee may delegate certain of its responsibilities to a subcommittee, to individuals or to others.
Compensation for each of our Named Executive Officers (other than our Chief Executive Officer) is recommended to the Compensation Committee by our Chief Executive Officer. Compensation for our Chief Executive Officer is established by the Compensation Committee on its own.
The Compensation Committee has designed an executive compensation program that is focused on the attainment of consistent, long-term stockholder returns through:

▪ aligning executive incentives with both single-year and multi-year performance	▪ attracting and retaining executives with capabilities to lead the Company to excel in a competitive landscape
This structure is designed to emphasize pay for performance while simultaneously mitigating risk exposure.
EXECUTIVE COMPENSATION PROGRAM ELEMENTS
The particular elements of the compensation program for our Named Executive Officers consist of both fixed compensation and variable compensation. Consistent with our pay-for-performance philosophy, we structure our compensation program such that fixed compensation is a relatively small percentage of total compensation whereas variable compensation comprises a significant percentage of total compensation. The Compensation Committee takes risk into account when establishing the compensation program and believes that the current structure appropriately balances risk and the desire to focus executives on specific annual and long-term goals while not encouraging unnecessary or excessive risk taking.
The following is an overview of the elements of our compensation and benefits programs for fiscal 2024:
		PAY ELEMENT	DESCRIPTION
◀ FIXED ▶	Short-Term	BASE SALARY	Fixed cash compensation set based on the duties and scope of responsibilities of each executive officer’s position and the experience the individual brings to the position.
◀ AT-RISK ▶		ANNUAL INCENTIVES	Cash-based annual incentives that are determined formulaically for our corporate Named Executive Officers.
	Long-Term	LONG-TERM INCENTIVES
The fiscal 2024 program with respect to the Named Executive Officers consisted of performance based RSUs, which are earned based on the achievement of pre-established revenue and operating income metrics for each of the three years following grant, as well as an aggregate three-year metric.

◀ OTHER ▶		BENEFITS	Employee Stock Purchase Plan, medical, dental, and vision health insurance plans and life and long-term disability insurance.
		PERQUISITES	Company car for certain Named Executive Officers.
RETIREMENT
401(k) retirement plan, which includes a Company match.
Nonqualified deferred compensation plan that permits the deferral of salary and cash incentives at executive officers’ election and permits a Company match.
Nonqualified defined benefit plan, in which our CEO is the only participant.

In fiscal 2024, excluding Mr. Chopra’s stay bonus, fixed compensation comprised approximately 9% to 46% and variable compensation comprised approximately 54% to 91% of each Named Executive Officer’s total compensation. Average variable compensation for the Named Executive Officers represented 85% of total compensation.
OSI SYSTEMS, INC. 2024 Proxy Statement | 33

Executive Compensation
Fixed Compensation

Fixed compensation is intended to compensate our Named Executive Officers for their ongoing responsibilities and consists of base salary. Base salary is set to attract and retain executive talent. Base salaries for our Named Executive Officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position and the experience the individual brings to the position. Salaries are reviewed periodically, typically on an annual basis.
The Compensation Committee takes a conservative approach with respect to base salary increases. In determining whether base salary levels for fiscal year 2024 were appropriate, the Compensation Committee considered the minimum base salary amount provided for in the Named Executive Officer’s employment agreement, as well as a determination of each Named Executive Officer’s responsibilities, past performance, and expected future contributions.
	2023 BASE SALARY ($)	2024 BASE SALARY ($)	% INCREASE
Deepak Chopra	995,000	1,034,800	4%
Alan Edrick	503,716	519,120	3%
Ajay Mehra	477,721	492,340	3%
Victor S. Sze	434,756	448,050	3%
Manoocher Mansouri	318,808	328,570	3%
Variable Compensation

Variable compensation provides our Named Executive Officers with the opportunity for substantial rewards for achieving successful performance and contributing toward sustainable and consistent stockholder returns and consists principally of annual incentive awards and long-term incentive compensation.
Annual Incentive Awards

For fiscal year 2024, all corporate Named Executive Officers (CEO, CFO and General Counsel) were eligible for an annual cash incentive pursuant to our annual incentive program. Annual incentives under this program are designed to focus our participating Named Executive Officers on annual operating achievement and near-term success. For 2024, the target and maximum annual incentives as a percentage of salary for the corporate NEOs were as follows:
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Executive Compensation
	TARGET INCENTIVE (AS A % OF BASE SALARY)	MAXIMUM INCENTIVE (AS A % OF BASE SALARY)
Deepak Chopra	100%	200%
Alan Edrick	100%	150%
Victor S. Sze	100%	135%
Annual incentives are calculated based on a formula tied to adjusted return on equity (“AROE”) metrics. After consideration of the strategic business plan, goals were increased from the prior fiscal year from a target performance goal of 22.25% AROE to a target performance goal of 23.35% AROE. Threshold and maximum performance goals were also increased in fiscal year 2024, as follows:
ADJUSTED RETURN ON EQUITY (AROE)	% OF BASE SALARY EARNED
<17.0%	0%
18.0%	25%
20.0%	50%
21.0%	75%
23.35%	100%
23.5%	135%
23.75%	150%
24.0%	175%
≥24.25%	200%
The Compensation Committee considers AROE to be an effective annual performance measure for assessing the Company’s efficient use of capital and return to stockholders. The AROE targets were designed to be challenging yet achievable with significant effort and management skill and were established in order to provide the executives sufficient incentive to create long-term stockholder value while at the same time ensuring appropriate risk management. For fiscal 2024, we achieved 24.3% AROE. See the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.
Mr. Mehra, President, OSI Security Division, participates in an incentive program tied to the performance of our cargo scanning and solutions business (the “Cargo Incentive Program”). Incentives under the Cargo Incentive Program are awarded based on the operating income of our cargo scanning and solutions business. For fiscal year 2024 performance, Mr. Mehra was awarded an annual cash incentive of $4,675,000 under this program. The fiscal 2024 award is included in the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table.
Mr. Mansouri, President of our Optoelectronics and Manufacturing division was eligible to receive a bonus based upon the performance of the Optoelectronics and Manufacturing division. For fiscal year 2024, Mr. Mansouri was awarded a cash bonus of $115,000, which is set forth in the “Bonus” column of the Summary Compensation Table.
Long-Term Incentive Program

In order to further promote our philosophy of pay-for-performance and furthering our objective of aligning our executive compensation with our long-term financial goals and factors that create long-term stockholder value as well as incentivizing the desired individual performance of each Named Executive Officer, we have a long-term incentive program.
The grants to our Named Executive Officers during fiscal 2024 were performance-based in their entirety. The Compensation Committee believes that this vesting structure provides an incentive for our Named Executive Officers to remain with the Company and also focus the Named Executive Officers on consistently achieving corporate performance and business objectives for the benefit of our stockholders.
OSI SYSTEMS, INC. 2024 Proxy Statement | 35

Executive Compensation
Our overall long-term incentive program is designed to retain our Named Executive Officers and to align the interests of our Named Executive Officers with the long-term interests of our stockholders, namely the achievement of sustainable, long-term stock price appreciation. All equity awards are made at fair market value on the date of grant (which is the date on which the Compensation Committee authorizes the grant). Under our equity incentive plan as in effect on the date of grant, fair market value is determined by the closing price of our Common Stock on such dates.
The Compensation Committee has established a three-year program for long-term performance-based incentive grants to our Named Executive Officers. The program provides for yearly initial grants of RSUs. Each award is 100% performance based and vests based on the level of performance achieved for the following metrics: compound annual revenue growth and compound annual operating income growth.
The Compensation Committee considers compound annual growth revenue and operating income metrics to be effective long-term performance measures for assessing the Company’s performance over multiple years. The targets are designed to be challenging yet achievable with significant effort and management skill, incentivizing management to create long-term stockholder value while at the same time ensuring appropriate risk management. Revenue and operating income figures are as reported in accordance with GAAP in our annual report on Form 10-K. Compound annual growth rate is measured as compared to our fiscal year 2017 as-reported figures. As described below, the majority of the shares that can be earned under this program is based upon three-year performance, while additional shares can be earned based upon year one and year two performance.
Each initial grant would vest based upon the performance levels achieved for a three-year performance period for each metric based on the charts set forth below, which show the applicable metrics, weightings and potential vesting percentage based upon performance level achieved.
REVENUE METRIC (20% OF TOTAL)
CAGR REVENUE GROWTH	VESTING PERCENTAGE
<1.0%	0%
1.0%	25%
2.0%	50%
3.0%	75%
4.0%	100%
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	VESTING PERCENTAGE
<2.0%	0%
2.0%	10%
2.5%	30%
3.0%	50%
4.0%	70%
5.0%	85%
6.0%	100%
Our Named Executive Officers also have the opportunity to earn additional shares for each annual performance period within the three-year performance period if certain performance levels are achieved based on the charts set forth below.
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Executive Compensation
REVENUE METRIC (20% OF TOTAL)
CAGR REVENUE GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
4.5%	10%
5.0%	20%
5.5%	30%
6.0%	40%
6.5%	50%
7.0%	60%
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
6.5%	10%
7.0%	20%
7.5%	30%
8.0%	40%
8.5%	50%
9.0%	60%
For fiscal years 2022 and 2023, our Chief Executive Officer had the potential to earn additional shares under the compound annual operating income growth metric in accordance with the chart below. After review of the feedback from stockholders regarding our compensation programs and assessment by the Compensation Committee, commencing with fiscal year 2024, the potential additional shares the CEO can earn under the operating income metric was reduced from 100% to 60% and is set forth in the chart immediately preceding this paragraph.
OPERATING INCOME METRIC (80% OF TOTAL)
CAGR EBIT GROWTH	POTENTIAL ADDITIONAL SHARES AS A % OF INITIAL GRANT
9.5%	70%
10.0%	80%
10.5%	90%
11.0%	100%
In the event of a change of control, the initial grant would vest upon the change of control; performance for any annual periods remaining in association with a particular grant will be assumed to be achieved at the maximum payout levels for the purposes of awarding additional incentive shares or units in connection with the change of control.
Our compound annual revenue growth for fiscal year 2024 was 6.96%, and our compound annual operating income growth for fiscal year 2024 was 17.82%. Therefore, our executive officers earned additional shares as follows: Mr. Chopra: 116,049 shares; Mr. Edrick, 29,674 shares; Mr. Mehra, 8,903 shares; Mr. Sze, 24,642 shares; and Mr. Mansouri, 1,484 shares.
The Compensation Committee determines, after consultation with our Chief Executive Officer, the target number of equity awards to grant to our Named Executive Officers. The grant amounts for our Chief
OSI SYSTEMS, INC. 2024 Proxy Statement | 37

Executive Compensation
Executive Officer are determined solely by the Compensation Committee. The Compensation Committee considers individual performance, including the following quantitative and qualitative factors, as well as overall corporate performance.
INDIVIDUAL AND CORPORATE PERFORMANCE FACTORS
QUALITATIVE FACTORS	▪ Quality of the management of units or functions managed by the Named Executive Officer
▪ Leadership of personnel under the Named Executive Officer’s management
▪ Execution of strategically important projects
▪ Overall effectiveness of units or functions managed by the Named Executive Officer
▪ Contributions to the formulation of Company strategy and tactics
▪ Contributions to stockholder value
▪ Management of risk
QUANTITATIVE FACTORS	▪ Financial performance (including earnings per share and internal metrics)
▪ Financial performance metrics for business units managed by the Named Executive Officer
▪ Compensation surveys provided by external advisors
For fiscal year 2024 performance share calculation purposes, our Chief Executive Officer, Chief Financial Officer, General Counsel, and President of our Security division were measured against consolidated Company performance, and the President of our Optoelectronics and Manufacturing division had his performance results weighted 70% based on division performance and 30% based on consolidated Company performance.
Benefits and Perquisites

Benefits and perquisites are designed to attract and retain key employees. Currently, our Named Executive Officers are eligible to participate in benefit plans available to all employees, including our:
▪
401(k) Plan,

▪
Employee Stock Purchase Plan,

▪
medical, dental, and vision health insurance plans, and

▪
life and long-term disability insurance plans.

The 401(k) Plan, Employee Stock Purchase Plan and the medical, dental and vision plans require each participant to pay a contributory amount. We have elected to pay amounts contributed to medical, dental and vision health insurance plans and life and long-term disability insurance plans on behalf of our Named Executive Officers. In addition, we maintain an executive medical reimbursement plan under which our Named Executive Officers receive reimbursement for out-of-pocket expenses not covered by their health insurance plans. Employee individual plan contributions are subject to the maximum contribution allowed by the Internal Revenue Code. We lease automobiles for or provide an auto allowance to certain of our Named Executive Officers.
We maintain a Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) that is unfunded for federal tax purposes and allows certain of our Named Executive Officers and a select group of other managers or highly compensated employees (as designated by the Compensation Committee) to defer a specified percentage of certain compensation, including salary, bonuses and commissions. Distributions may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death. Additional information about this plan is summarized below under the heading “Nonqualified Deferred Compensation.”
We also maintain a Nonqualified Defined Benefit Plan (the “Defined Benefit Plan”) that is unfunded for federal tax purposes and that constitutes an unsecured promise by the Company to make payments to participants in the future following their retirement, termination in connection with a change in control of
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the Company, or their death or disability. Under the terms of the Defined Benefit Plan, a committee designated by the Board may select participants from among our Named Executive Officers and a select group of managers or other highly compensated employees. Currently, Mr. Chopra is the only participant in this plan. Additional information about this plan is summarized below under the heading “Pension Benefits.”
Other Benefits to the CEO

As previously disclosed, Mr. Chopra, our founder who has served as President, Chief Executive Officer and member of the Board of Directors since May 1987 has informed our Board of his plans to retire from his roles as President and Chief Executive Officer by December 31, 2024, after the appointment of a successor. Following his retirement as President and CEO, Mr. Chopra will continue to work with the Company as Executive Chairman of the Board.
Under the terms of Mr. Chopra’s employment agreement entered into in April 2012, and as amended effective as of July 1, 2015 and December 31, 2017, upon Mr. Chopra’s continued employment through January 1, 2024, he became entitled to and received a $13,500,000 stay bonus.
Total Compensation Mix

While the Compensation Committee does not apply a predetermined or mathematical weighting to determine the fixed and variable elements of compensation, the Compensation Committee believes that the elements described above provide a well-proportioned mix of equity based, at risk or performance-based compensation, and retention-based compensation that produces short-term and long-term incentives and rewards. We believe this compensation mix provides our Named Executive Officers a measure of security as to the minimum levels of compensation that they are eligible to receive, while motivating the Named Executive Officers to focus on the business measures that will produce a high level of corporate performance, as well as reducing the risk of recruitment of highly qualified executive talent by our competitors. The mix of annual incentives and the equity-based awards likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance. We believe that this compensation mix results in a pay-for-performance orientation that is aligned with our compensation philosophy, which takes into account individual, group and Company performance.
BASES FOR OUR COMPENSATION POLICIES AND DECISIONS
In determining target compensation opportunities for our Named Executive Officers for fiscal 2024, the Compensation Committee performed a review of both overall and relative individual Named Executive Officer and corporate performance based on the qualitative and quantitative factors described in the table below. The factors considered did not have any predetermined or mathematical weighting; rather, the Compensation Committee considered the overall performance of each executive, considering the factors, and including consideration of unplanned events and issues emerging during the fiscal year. Each factor was evaluated and taken into consideration in the Compensation Committee’s overall determination of each Named Executive Officer’s total compensation package, including both the amount of compensation as well as allocation of such compensation between short-term and long-term components.
INDIVIDUAL AND CORPORATE PERFORMANCE FACTORS
QUALITATIVE FACTORS	▪ Furtherance of long-term goals
▪ Individual performance and experience
▪ Demonstration of leadership skills and ability
▪ Achievement of strategic targets
▪ Management of unplanned events and issues emerging during the fiscal year
QUANTITATIVE FACTORS	▪ Compensation paid in prior years
▪ Financial performance of Company/division/business unit
▪ Peer group compensation and performance data
▪ Compensation surveys provided by external advisors
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Executive Compensation
The Compensation Committee’s review included evaluating the compensation of the Named Executive Officers in light of information regarding the compensation practices and corporate financial performance of other companies. In making its determinations, the Compensation Committee reviewed information summarizing the compensation paid at peer group companies and more broad-based compensation surveys. The peer companies were developed based on similarity in size and operations within the industries in which we operate as follows:
PEER GROUP
▪ AAR Corp.	▪ Infinera Corporation	▪ Methode Electronics, Inc.
▪ Avanos Medical, Inc.	▪ IPG Photonics Corporation	▪ Netgear, Inc.
▪ Cognex Corporation	▪ Itron, Inc.	▪ NetScout Systems, Inc.
▪ Enovis Corporation	▪ Kaman Corporation	▪ Novanta Inc.
▪ Extreme Networks, Inc.	▪ Knowles Corp.	▪ Varex Imaging Corp.
▪ F5, Inc.	▪ Kratos Defense & Security Solutions, Inc.	▪ Viasat, Inc.
▪ Haemonetics Corporation	▪ Lumentum Holdings Inc.	▪ Viavi Solutions Inc.
▪ Hexcel Corporation	▪ Masimo Corporation	▪ Vishay Intertechnology, Inc.
The peer companies were selected based on a set of established criteria intended to select companies that are:
▪
similar in size,

▪
operate in similar end markets, proportional to our principal lines of business, and

▪
compete with us for executive talent.

Companies were selected from the following industries, based on a range of comparable financial metrics:
▪
aerospace and defense,

▪
communications equipment,

▪
electronic equipment instruments, and components, and

▪
healthcare equipment and supplies industries.

In connection with executive compensation decisions for fiscal 2024, the Compensation Committee engaged independent compensation consulting firm, Pearl Meyer. The Compensation Committee also considered compensation levels and practices for executives holding comparable positions. This review further assisted the Compensation Committee in determining the appropriate level and mix of compensation for each Named Executive Officer. In connection with its review, the Compensation Committee also considered that certain Named Executive Officers were located in the high cost of living area in the geographic location of our Company headquarters.
While the Compensation Committee did not engage in formal benchmarking with pre-established targets, the Compensation Committee reviewed our actual performance taken as a whole, as well as our performance relative to our peer group and established compensation levels at the competitive level that it believed most appropriately corresponded to our comparative performance.
The Compensation Committee believes that the fixed component of compensation is designed to compensate each Named Executive Officer based on the duties and scope of responsibilities of his position and the experience he brings to the position. Consistent with the Company’s pay-for-performance philosophy, the variable component of compensation, in the form of annual incentives and performance-based equity grants comprised a significant portion of total compensation.
The Compensation Committee’s compensation decisions are designed to encourage performance that enhances long-term stockholder value. The Compensation Committee believes that attracting and retaining executive talent capable of achieving our long-term, strategic objectives is the best way to align executive
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compensation decisions with the interests of stockholders. The Compensation Committee also believes that meeting financial targets as well as near-term strategic goals demonstrates whether an executive is on track to accomplish longer-term objectives.
COMPENSATION POLICIES AND PRACTICES
Minimum Equity Ownership and Retention Guidelines

We believe that our executive officers should hold a significant amount of Company equity to link their long-term economic interests directly to those of our stockholders. Accordingly, we have established requirements that executive officers own at minimum equity of the Company valued at five times their respective annual base salaries.

We believe that this multiple constitutes significant amounts for our executive officers and provides a substantial link between the interests of our executive officers and those of our stockholders. Executive officers have five years from the date of appointment to attain such ownership levels. During such time that an executive officer has not attained the share ownership guideline, such officer is required to retain at least 50% of the shares acquired upon exercise of options or vesting of RSUs, net of amounts required to pay taxes and exercise price. We periodically review our minimum equity ownership guidelines. For purposes of meeting the ownership requirements, unvested RSUs are counted, but unearned performance awards and unexercised stock options are not. Each of our Named Executive Officers meets or exceeds our minimum equity ownership guidelines.
Clawback Policy

In October 2023, we adopted a clawback policy consistent with SEC requirements and the Listing Standards. The policy provides that if an accounting restatement is required due to material non-compliance with any financial reporting requirements, then we will seek to recover any incentive-based compensation received by any of our current or former executive officers over the prior three completed fiscal years preceding the date that the restatement is required to the extent such compensation exceeds the amount of incentive-based compensation that would have been paid based on the restated financial reporting measure, regardless of whether or not the current or former executive officer was at fault in the circumstances leading to the restatement. Each Named Executive Officer’s employment agreement also contains a clawback provision.
Policy Prohibiting the Hedging or Pledging of Company Stock

We have adopted a policy that prohibits our employees and directors from entering into any transaction that is designed to hedge or offset any decrease in the market value of our Common Stock or other equity securities. Our Board has determined that transactions in mutual funds or other similar type investment vehicles that contain less than 50% Company stock at the time of an employee’s or director’s initial investment is not considered a hedge for purposes of our policy. We have also adopted a policy that prohibits our executive officers and directors from holding Company stock or other equity securities in margin accounts or pledging Company stock or other equity securities as collateral for a loan. As of the date of this Proxy Statement, no shares of Company stock are pledged by any Named Executive Officer or director.
Policies and Practices Related to the Grant of Certain Equity Awards

Our practice is generally to not grant stock options in anticipation of the release of material nonpublic information and not time the public release of such information based on stock option grant dates. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant. In fiscal 2024, we did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to our Named Executive Officers.
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EMPLOYMENT AGREEMENTS
We have entered into employment agreements with Messrs. Edrick, Mehra, Sze, and Mansouri. The terms of each of such agreements or arrangements are summarized below under the heading “Employment Agreements.” These types of arrangements are used to retain executives and formalize the terms of the executives’ employment. Mr. Chopra’s employment agreement expired by its terms on January 1, 2024, and Mr. Chopra does not currently have an employment agreement with the Company.
TAX CONSIDERATIONS
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to “covered employees.” The Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible.
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COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation for our principal executive officer, principal financial officer, and our three highest paid executive officers serving as executive officers on June 30, 2024 (the “Named Executive Officers”) for the fiscal years ended June 30, 2024, 2023, and 2022:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS(1) ($)	STOCK AWARDS(2) ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION(3) ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS(4) ($)	ALL OTHER COMPENSATION(5)(6)(7) ($)	TOTAL ($)
Deepak Chopra Chairman, President and Chief Executive Officer	2024	1,034,800	13,500,000	4,000,008	—	2,069,600	(8)	79,110	20,683,518
	2023	995,000	—	4,833,221	—	1,990,000	204,135	85,392	8,107,748
	2022	995,000	—	4,833,148	—	1,741,250	1,954,741	130,219	9,654,358
Alan Edrick Executive Vice President and Chief Financial Officer	2024	519,120		1,683,168	—	778,680	—	87,641	3,068,609
	2023	503,716	—	1,683,126	—	756,000	—	91,133	3,033,975
	2022	489,250	—	1,583,165	—	756,000	—	82,696	2,911,111
Ajay Mehra Executive Vice President of the Company and President, OSI Security Division	2024	492,340	—	504,986	—	4,675,000	—	104,772	5,777,098
	2023	477,721	—	504,947	—	2,925,000	—	92,210	3,999,878
	2022	463,500	—	474,969	—	1,962,000	—	83,633	2,984,102
Victor S. Sze Executive Vice President, General Counsel and Secretary	2024	448,050		1,375,330	—	604,868	—	91,512	2,519,760
	2023	434,756	—	1,375,310	—	587,250	—	80,694	2,478,010
	2022	422,300	—	1,359,357	—	588,000	—	76,910	2,446,567
Manoocher Mansouri President of Optoelectronics and Manufacturing Division	2024	328,570	115,000	275,019	—	—	—	59,883	778,472
	2023	318,808	135,000	274,975	—	—	—	56,285	785,068
(1)
Under the terms of Mr. Chopra’s employment agreement entered into in April 2012, and as amended effective as of July 1, 2015 and December 31, 2017, upon Mr. Chopra’s continued employment through January 1, 2024, he became entitled to and received a $13,500,000 stay bonus. As previously disclosed, Mr. Chopra has informed our Board of his plans to retire from his roles as President and Chief Executive Officer by December 31, 2024, after the appointment of a successor. Following his retirement as President and CEO, Mr. Chopra will continue to work with the Company as Executive Chairman of the Board.

(2)
Represents the aggregate grant date fair value computed in accordance with generally accepted accounting principles of awards granted during the applicable fiscal year. Stock Awards column includes performance-based awards granted at target values. For additional information on the maximum amounts that could be earned if all metrics are achieved at the highest levels, see the Grants of Plan-Based Awards Table below. See Note 9 to the Consolidated Financial Statements included in our Form 10-K for the fiscal year ended June 30, 2024 for a discussion of the assumptions used in valuation of stock awards.

(3)
Represents amounts earned by Mr. Chopra, Mr. Edrick, and Mr. Sze under the annual incentive program and Mr. Mehra under the Cargo Incentive Program.

(4)
We initially adopted the Defined Benefit Plan, as amended, during fiscal year 2008. Mr. Chopra is currently the only participant in the Defined Benefit Plan. The amount included in this column for fiscal 2024 represent the aggregate change in the present value of the accumulated benefit from June 30, 2023 to June 30, 2024 based on actuarial assumptions and therefore do not reflect the Company’s liability as of June 30, 2024 under the plan or the plan’s effect on the Company’s earnings in the stated period.

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EXECUTIVE COMPENSATION
(5)
Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2024 are as follows:

NAME	MATCHING 401(K), NONQUALIFIED DEFERRED COMPENSATION(a) ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Deepak Chopra	10,099	3,300	14,679	51,032	79,110
Alan Edrick	61,943	3,135	18,153	4,410	87,641
Ajay Mehra	59,258	6,675	27,202	11,637	104,772
Victor S. Sze	54,818	4,761	22,034	9,899	91,512
Manoocher Mansouri	39,767	7,200	9,044	3,872	59,883

(a)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.

(6)
Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2023 are as follows:

NAME	MATCHING 401(K), NONQUALIFIED DEFERRED COMPENSATION(a) ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Deepak Chopra	9,150	3,300	21,998	50,944	85,392
Alan Edrick	59,706	3,135	23,949	4,343	91,133
Ajay Mehra	57,103	6,675	16,861	11,571	92,210
Victor S. Sze	52,784	4,761	13,266	9,883	80,694
Manoocher Mansouri	38,213	7,200	7,087	3,785	56,285

(a)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.

(7)
Individual breakdowns of amounts set forth in “All Other Compensation” with respect to the fiscal year ended June 30, 2022 are as follows:

NAME	MATCHING 401(K), NONQUALIFIED DEFERRED COMPENSATION(a) ($)	CAR BENEFIT ($)	HEALTH INSURANCE AND MEDICAL REIMBURSEMENT PAYMENTS ($)	LIFE AND L-T DISABILITY INSURANCE PAYMENTS ($)	TOTAL ALL OTHER COMPENSATION ($)
Deepak Chopra	9,860	3,300	11,543	105,516	130,219
Alan Edrick	57,707	3,135	17,531	4,323	82,696
Ajay Mehra	55,128	6,675	14,299	7,531	83,633
Victor S. Sze	51,001	2,292	13,744	9,873	76,910

(a)
Company matching amounts for the 401(k) Plan and Deferred Compensation Plan are subject to vesting schedules as specified in the applicable plan documents.

(8)
The change in the present value of the accumulated benefit during fiscal year 2024 was $-8,751,465, and Mr. Chopra received distributions of $6,068,721 under the terms of the Defined Benefit Plan.

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GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth the plan-based awards made during the fiscal year ended June 30, 2024 to each of our Named Executive Officers(1):
		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(7) ($)
NAME AND POSITION	GRANT DATE	THRESHOLD(2) ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD(4) (#)	TARGET(5) (#)	MAXIMUM(6) (#)
Deepak Chopra Chairman, President and Chief Executive Officer	7/28/2023	—	—	—	—	34,005	95,214	—	4,000,008
	—	—	1,034,800	2,069,600	—	—	—	—	—
Alan Edrick Executive Vice President and Chief Financial Officer	7/28/2023	—	—	—	—	14,309	40,065	—	1,683,168
	—	—	519,120	778,680	—	—	—	—	—
Ajay Mehra Executive Vice President of the Company and President, OSI Security Division	7/28/2023	—	—	—	—	4,293	12,020	—	504,986
	—	—	4,675,000	—	—	—	—	—	—
Victor S. Sze Executive Vice President, General Counsel and Secretary	7/28/2023	—	—	—	—	11,692	32,738	—	1,375,330
	—	—	448,050	604,868	—	—	—	—	—
Manoocher Mansouri President, Optoelectronics and Manufacturing Division	7/28/2023	—	—	—	—	2,338	6,546	—	275,019

(1)
We have omitted from this table the columns titled “All Other Option Awards: Number of Securities Underlying Options,” and “Exercise or Base Price of Option Awards” because no amounts would have been included in such columns.

(2)
No amounts are shown in this column as our annual incentive program provides for no award under certain circumstances.

(3)
Performance-based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(4)
No amounts are shown in this column as our long-term performance program provides for none of the RSUs to vest under certain circumstances, as more fully explained above in the section entitled “Long-Term Incentive Program.”

(5)
Represents the initial awards granted to the executives as more fully explained above in the section entitled “Long-Term Incentive Program.”

(6)
Represents the maximum that each executive could receive if all performance metrics are achieved at the highest levels as more fully explained above in the section entitled “Long-Term Incentive Program.”

(7)
The grant date fair value of the RSUs was computed in accordance with generally accepted accounting principles and represents the total projected expense to the Company of grants made during the past fiscal year.

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth the outstanding equity awards for each Named Executive Officer as of June 30, 2024(1):
NAME AND PRINCIPAL POSITION	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2) (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(3) ($)
Deepak Chopra Chairman, President and Chief Executive Officer	138,225	19,008,702
Alan Edrick Executive Vice President and Chief Financial Officer	49,598	6,820,717
Ajay Mehra Executive Vice President of the Company and President, OSI Security Division	14,880	2,046,298
Victor S. Sze Executive Vice President, General Counsel and Secretary	41,188	5,664,174
Manoocher Mansouri President, Optoelectronics and Manufacturing Division	8,268	1,137,015

(1)
We have omitted from this table the “Option Awards” and “Stock Awards” columns because no amounts would have been included in such columns.

(2)
Performance based awards vest upon the attainment of certain one-, two- and three-year performance targets.

(3)
The market value of RSU awards that have not yet vested is based on the number of unvested RSUs on June 30, 2024 multiplied by the closing price of our Common Stock on June 28, 2024 ($137.52 per share).

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OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information regarding the exercise of options by and the vesting of RSUs held by each of our Named Executive Officers during fiscal year ended June 30, 2024:
NAME AND PRINCIPAL POSITION	OPTION AWARDS		STOCK AWARDS
	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING(1) (#)	VALUE REALIZED ON VESTINGS(2) ($)
Deepak Chopra Chairman, President and Chief Executive Officer	—	—	214,124	29,446,332
Alan Edrick Executive Vice President and Chief Financial Officer	—	—	52,545	7,225,988
Ajay Mehra Executive Vice President of the Company and President, OSI Security Division	—	—	15,763	2,167,728
Victor S. Sze Executive Vice President, General Counsel and Secretary	—	—	44,703	6,147,557
Manoocher Mansouri President, Optoelectronics and Manufacturing Division	—	—	6,587	905,844

(1)
Includes shares acquired from the vesting of performance-based RSU awards based upon performance in fiscal years 2021, 2022 and 2023.

(2)
Represents the number of RSU awards that vested multiplied by the fair market price of our Common Stock on the date of vesting.

PAY RATIO
Pursuant to the Dodd Frank Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer. The compensation for our Chief Executive Officer in fiscal year 2024 was approximately 1,027 times the median pay of our employees.
Median employee total annual compensation (excluding the CEO’s total annual compensation): $20,146 (figure converted to United States dollars (USD) from Malaysian ringgit (MYR) at 1 USD to 4.71734 MYR, the June 28, 2024 exchange rate as published by Oanda.com).
CEO total annual compensation: $20,683,518
Ratio of CEO to median employee compensation: 1,027 to 1
Ratio of CEO to median employee compensation excluding CEO stay bonus: 357 to 1
With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the Summary Compensation Table above. We identified the median employee by reviewing the fiscal year 2024 annual base pay for all individuals, excluding our Chief Executive Officer, who were employed by us on June 30, 2024. We included all employees globally, including for example Indonesia, India, Malaysia, Mexico, and Guatemala, among others, without regard to location, whether employed on a full-time, part-time, or seasonal basis. We did not make any assumptions, adjustments or estimates with respect to compensation other than annualizing the compensation for any full-time employees that were
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not employed by us for all of fiscal 2024. Using this methodology, we determined that the median employee was a full-time salaried employee located in Malaysia. A significant percentage of our employees are located in countries where the cost of living and wages are substantially lower than in the United States. Compensation rates are set to be market-competitive in the country in which the jobs are performed. Accordingly, the resulting CEO to median employee pay ratio is substantially higher than it would have been if the cost of living and wages in those countries were comparable to the United States.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, presented below is the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO ($)	COMPENSATION ACTUALLY PAID TO CEO ($)(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEO(2) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOS(3) ($)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME ($)	OPERATING INCOME ($)
					TOTAL STOCKHOLDER RETURN ($)	PEER GROUP TOTAL STOCKHOLDER RETURN(4) ($)
2024	20,683,518	36,160,052	3,035,985	5,431,096	184.24	148.38	128,154,000	189,061,000
2023	8,107,748	32,360,845	2,574,233	5,678,095	157.86	116.39	91,778,000	135,279,000
2022	9,654,358	16,864,015	2,281,438	2,891,868	114.47	99.56	115,347,000	121,749,000
2021	9,567,617	25,897,229	2,395,117	4,987,273	136.17	112.85	74,049,000	115,371,000

(1)
The dollar amounts reported represent the amount of compensation actually paid to Mr. Chopra, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Chopra during the applicable year.

(2)
Mr. Edrick, Mr. Mehra, Mr. Sze, and Mr. Mansouri were our non-CEO NEOs for 2023 and 2024; Mr. Edrick, Mr. Mehra, Mr. Sze, and Mr. Maginnis were our non-CEO NEOs for 2022 and 2021.

(3)
The dollar amounts reported represent the average amount of compensation actually paid to the NEOs as a group (excluding Mr. Chopra), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Chopra) during the applicable year.

(4)
The peer group as reported in our Form 10-K includes Leidos Holdings Inc., Smiths Group Plc, and Conmed Corp.

The following table reconciles the total compensation shown in the Summary Compensation Table to the compensation actually paid to NEOs shown in the Pay Versus Performance Table above.
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YEAR	SUMMARY COMPENSATION TABLE TOTAL ($)	EQUITY AWARDS INCLUDED IN SUMMARY COMPENSATION TABLE ($)	YEAR-END VALUE OF UNVESTED EQUITY AWARDS GRANTED IN YEAR ($)	CHANGE IN YEAR-END VALUE OF UNVESTED EQUITY AWARDS GRANTED IN PRIOR YEARS ($)	CHANGE IN VALUE OF UNVESTED EQUITY AWARDS GRANTED IN PRIOR YEARS THAT VESTED DURING YEAR ($)	CHANGE IN FAIR VALUE OF AWARDS THAT WERE FORFEITED DURING THE YEAR ($)	CHANGE IN THE ACTUARIAL PRESENT VALUES REPORTED UNDER THE “CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS” COLUMN OF THE SUMMARY COMPENSATION TABLE ($)	SERVICE COST AND, IF APPLICABLE, PRIOR SERVICE COST FOR PENSION PLANS ($)	COMPENSATION ACTUALLY PAID ($)
CEO
2024	20,683,518	(4,000,008)	7,474,212	9,077,301	2,376,772	—	—	548,257	36,160,052
2023	8,107,748	(4,833,221)	12,027,821	15,412,481	519,822	—	(204,135)	1,330,329	32,360,845
2022	9,654,358	(4,833,148)	7,514,030	5,867,194	(498,504)	—	(1,954,741)	1,114,826	16,864,015
2021	9,567,617	(4,833,177)	12,820,549	9,346,813	128,528	—	(1,754,121)	621,020	25,897,229
NON-CEO NEOS
2024	3,035,985	(959,626)	1,759,465	1,263,388	331,884	—	—	—	5,431,096
2023	2,574,233	(959,590)	1,948,519	2,046,128	68,805	—	—	—	5,678,095
2022	2,281,438	(941,882)	1,179,659	505,613	(79,244)	(53,716)	—	—	2,891,868
2021	2,395,117	(941,838)	2,038,210	1,469,741	29,523	(3,480)	—	—	4,987,273
The following charts reflect the compensation actually paid to our Chief Executive Officer and the average compensation actually paid to the non-CEO NEOs, respectively, as computed in accordance with Item 402(v) of Regulation S-K, and their relation to (i) our TSR, (ii) our net income and (iii) our operating income, in each case for 2021, 2022, 2023, and 2024. We also show below the relationship between our TSR and the TSR of our peer group over this period.
COMPENSATION ACTUALLY PAID VS. TSR
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COMPENSATION ACTUALLY PAID VS. NET INCOME
We do not consider net income to be one of our most important financial performance measures and, accordingly, it is not utilized in our compensation programs. We believe there is limited relationship, if any, between compensation actually paid and net income. Net income in fiscal year 2022 included a $27.4 million pre-tax gain on sale of a property in a sale-leaseback transaction.
COMPENSATION ACTUALLY PAID VS. OPERATING INCOME
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We consider the following to be the most important financial performance measures we used to link compensation actually paid to our NEOs to company performance for fiscal year 2024.
FINANCIAL PERFORMANCE MEASURES
Revenue
Operating Income (EBIT)
AROE
PENSION BENEFITS
We maintain the Defined Benefit Plan. The Defined Benefit Plan constitutes an unsecured promise by the Company to make payments to participants upon vesting. Mr. Chopra is currently the only participant in the Defined Benefit Plan.
Under the terms of his participation, Mr. Chopra is entitled to a total benefit of $14.5 million (as adjusted for certain CPI increases) payable over a multi-year period, which commenced January 1, 2024 with a final payment on April 1, 2030. The initial payment was $5.25 million and the remaining payments will be in quarterly installments. Mr. Chopra is fully vested in all benefits under the Defined Benefit Plan. In the event of Mr. Chopra’s death or disability, he or his dependents shall receive the present value of the remaining retirement benefits payable within 60 days following his death or disability, as applicable. In the event of Mr. Chopra’s Separation from Service (as defined in the Defined Benefit Plan) within 24 months following a Change in Control (as defined in the Defined Benefit Plan), Mr. Chopra shall be entitled to (i) the net present value of $6 million of his retirement benefit payable in a single lump sum within 90 days following his Separation from Service and (ii) the net present value of $4 million of his retirement benefit payable in the form of a single lump sum 90 days following the first anniversary of his Separation from Service, each subject to Section 409A of the Internal Revenue Code. In the event a Change in Control occurs after his Separation from Service during the payout of Mr. Chopra’s benefits, the present value of all remaining payments shall be paid in the form of a single lump sum within 90 days following the Change in Control. In the event of a Change in Control, whether before or after Mr. Chopra’s Separation from Service, the net present value of all remaining payments with respect to $4.5 million of his retirement benefit shall be paid in the form of a single lump sum within 90 days following the Change in Control.
The following table sets forth information regarding the Defined Benefit Plan for the participating Named Executive Officer during fiscal year ended June 30, 2024(1). For a discussion of the valuation method and all material assumptions applied in quantifying the present value of the current accrued benefit, please see Note 13 to the Consolidated Financial Statements included in our Form 10-K for the year ended June 30, 2024.
NAME AND PRINCIPAL POSITION	NUMBER OF YEARS OF CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)	PAYMENTS DURING LAST FISCAL YEAR ($)
Deepak Chopra Chairman, President and Chief Executive Officer	17	5,299,079	6,068,721

(1)
We have omitted from this table the column titled “Plan Name” because only the Defined Benefit Plan is covered by this table.

NONQUALIFIED DEFERRED COMPENSATION
We adopted the Deferred Compensation Plan in May 2008, as amended and restated in April 2014. Under the Deferred Compensation Plan, a select group of our management or highly compensated employees (as designated by the Compensation Committee), including certain of our Named Executive Officers, may defer a specified percentage of their salary, bonuses and commissions and thereby defer taxation of these deferred amounts until actual payment of the deferred amounts in future years. The Named Executive Officers may elect to defer up to 80% of their base salary and up to 100% of other types of eligible
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compensation. The Deferred Compensation Plan also allows us to make discretionary contributions and matching contributions on behalf of eligible participants.
Participating Named Executive Officers receive market-based returns on their deferred compensation amounts based on the performance of a variety of mutual fund-type investment vehicles chosen by them and which are similar to the investment vehicles made available to all employees participating in the Deferred Compensation Plan. Participants may at any time change their investment allocations among the investment vehicles made available under the Deferred Compensation Plan. The rates of return for the various investment vehicles for deferred amounts in the Deferred Compensation Plan in fiscal 2024 ranged from 2.9% to 37.7%.
Distributions to participants may be made in a lump sum (or in installments if elected in accordance with the terms of the Deferred Compensation Plan) upon termination of employment, disability, a specified withdrawal date or death.
The following table sets forth information regarding contributions into the Deferred Compensation Plan made by or for each of the participating Named Executive Officers during the fiscal year ended June 30, 2024:
NAME AND PRINCIPAL POSITION	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)	COMPANY CONTRIBUTIONS IN LAST FY(1)(2) ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($)
Alan Edrick Executive Vice President and Chief Financial Officer	289,025	51,854	1,011,231	—	7,785,047
Ajay Mehra Executive Vice President of the Company and President, OSI Security Division	49,179	49,179	353,971	—	2,506,966
Victor S. Sze Executive Vice President, General Counsel and Secretary	44,755	44,755	401,491	—	2,834,665
Manoocher Mansouri, President, Optoelectronics and Manufacturing Division	49,230	32,820	80,105	—	1,475,994

(1)
The amounts reported in the Company Contributions column are reported in the All Other Compensation column in the Summary Compensation Table above.

(2)
Represents matching contribution. No discretionary contributions were made in fiscal year 2024.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with Messrs. Edrick, Mehra, Sze, and Mansouri. Mr. Chopra’s employment agreement expired by its terms on January 1, 2024, and Mr. Chopra does not currently have an employment agreement with the Company.
Deepak Chopra’s Employment Agreement

In April 2012, we entered into an employment agreement with Mr. Chopra, which was effective as of January 1, 2012. Mr. Chopra’s employment agreement was amended effective as of July 1, 2015 and December 31, 2017. The agreement had a three-year term that automatically renewed on each anniversary of the effective date of the agreement for a new three year term. The employment agreement terminated on January 1, 2024 (the “Chopra Scheduled Retirement Date”) and no longer governs Mr. Chopra’s terms of employment with us. The agreement provided for an initial annual base salary of $1,000,000. Mr. Chopra was also eligible to receive bonus payments from the bonus pool established by us for our officers and
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employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contained certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude Mr. Chopra for 18 months after the expiration of the term of the agreement from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, Mr. Chopra’s last date of employment with us. The agreement also contained a clawback provision whereby Mr. Chopra’s incentive or performance based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
Under the terms of the agreement, we could terminate Mr. Chopra’s employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of Mr. Chopra’s death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 12 months written notice, each as further detailed in the agreement. Mr. Chopra could also terminate his employment agreement at any time upon 12 months written notice to the Company or upon three months’ notice if such termination is for “good reason” (as defined in the agreement).
In the event of the termination of Mr. Chopra’s employment by the Company without cause, the Company’s non-renewal of Mr. Chopra’s employment agreement, or termination of such employment by Mr. Chopra for good reason, Mr. Chopra was entitled to a single lump-sum payment equal to three times the average of Mr. Chopra’s highest two years out of the prior five years of total annual compensation, including: (i) base salary; (ii) bonuses and incentive compensation excluding “special bonus programs” (as defined in the agreement); (iii) the fair value of any stock, options or other equity grants whether vested or not and (iv) the annualized value of all benefits and perquisites. Mr. Chopra would also receive the acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of Mr. Chopra’s last date of employment and any special bonus programs) from us to Mr. Chopra and an extension of time to exercise such stock options such that Mr. Chopra’s right to exercise such stock options shall continue until the first anniversary of the last day of his employment, but in no event later than the expiration date of the options
In the event of the termination of Mr. Chopra’s employment by the Company without cause or by Mr. Chopra for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then Mr. Chopra was entitled to the same lump sum payment described in the previous paragraph, which shall be subject to mitigation as provided in applicable Treasury Regulations. Mr. Chopra may, at his option, and in lieu of receiving the forgoing, elect to receive a lump sum payment in an amount equal to the product of 2.99 multiplied by Mr. Chopra’s “base amount” (as defined in Internal Revenue Code Section 280G(b)(3)); provided that the amount of this alternative payment shall be reduced by the value of acceleration of any equity, stock options, incentive compensation or deferred compensation accelerated by reason of termination to the extent required to be included in the “base amount” pursuant to Internal Revenue Code Section 280G.
Upon Mr. Chopra’s continued employment through the Chopra Scheduled Retirement Date, he became entitled to $13,500,000, which was paid within 45 days of the Chopra Scheduled Retirement Date.
Alan Edrick’s and Victor Sze’s Employment Agreements

On April 29, 2024, Alan Edrick, our Executive Vice President and Chief Financial Officer, Victor Sze, our Executive Vice President and General Counsel entered into Amended and Restated Employment Agreements. For purposes of this section, Messrs. Edrick and Sze are each individually referred to as the “Executive.” Other than differences described herein, the terms of such agreements are substantially identical to each other. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The agreements provide for an initial annual base salary of $519,120 for Mr. Edrick and $448,050 for Mr. Sze. The Executive is also eligible to receive bonus payments from the bonus pool
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established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude the Executive during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, the Executive’s last date of employment with us. Each Executive’s agreement also contains a clawback provision whereby the Executive’s incentive or performance-based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
Under the terms of the agreement, the Company may terminate the Executive’s employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of the Executive’s death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. The Executive may also terminate his employment agreement for “good reason” (as defined in the agreement) or at any time on 30 days written notice.
In the event of the termination of the Executive’s employment by the Company without cause, the Company’s non-renewal of the Executive’s employment agreement or the termination of such employment by the Executive for good reason, the Executive shall be entitled to: (i) an amount equal to 24 months’ salary at the Executive’s then-current base salary plus an amount equal to two times the average of the highest three annual bonuses paid by us to the Executive in the five years preceding such termination; (ii) continuation of the Executive’s car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of the Executive’s last date of employment) from us to Executive as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested at target performance levels on separation from service without regard to whether the performance targets are projected to be met for such performance period, and (c) the time to exercise nonqualified stock options shall be extended such that Executive’s right to exercise such stock options shall continue until the first anniversary of the Executive’s last date of employment, but in no event later than the expiration date of the options.
In the event of the termination of the Executive’s employment by the Company without cause or by the Executive for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then the Executive shall be entitled to either (i) the severance payment described in the applicable paragraph above except that incentive compensation awards shall, to the extent unvested, immediately vest at maximum performance levels or (ii) an alternative amount calculated in accordance with Internal Revenue Code Section 280G.
Ajay Mehra’s Employment Agreement

On April 29, 2024, Ajay Mehra, our Executive Vice President and President, OSI Security Division, entered into an Amended and Restated Employment Agreement. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The agreement provides for an initial annual base salary of $492,340. Mr. Mehra is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude Mr. Mehra during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, Mr. Mehra’s last date of employment with us. Mr. Mehra’s agreement also contains a clawback provision
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whereby Mr. Mehra’s incentive or performance-based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
Under the terms of the agreement, the Company may terminate Mr. Mehra’s employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of Mr. Mehra’s death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. Mr. Mehra may also terminate his employment agreement for “good reason” (as defined in the agreement) or at any time on 30 days written notice.
In the event of the termination of Mr. Mehra’s employment by the Company without cause, the Company’s non-renewal of Mr. Mehra’s employment agreement or the termination of such employment by Mr. Mehra for good reason, he shall be entitled to: (i) an amount equal to two times the sum of: (a) annual salary at Mr. Mehra’s then-current base salary and (b) cash bonus at target performance for the then-current year, (ii) continuation of Mr. Mehra’s car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options and equity grants and other cash incentive compensation awards from us to Mr. Mehra as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested on separation from service without regard to whether the performance targets (excluding any overperformance provisions) have been met for such performance period, (c) cash incentives compensation for the then-current year shall be accelerated on the basis of the assumption that the target performance has been met; and (v) the time to exercise nonqualified stock options shall be extended such that Mr. Mehra’s right to exercise such stock options shall continue until the first anniversary of his last date of employment, but in no event later than the expiration date of the options.
In the event of the termination of Mr. Mehra’s employment by the Company without cause or by Mr. Mehra for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then Mr. Mehra shall be entitled to either (i) the severance payment described in the applicable paragraph above except that incentive compensation awards shall, to the extent unvested, immediately vest at maximum performance levels or (ii) an alternative amount calculated in accordance with Internal Revenue Code Section 280G.
Manoocher Mansouri’s Employment Agreement

In April 2012, we entered into our current employment agreement with Mr. Mansouri, which was effective as of January 1, 2012. The employment agreement was amended, effective as of July 1, 2015. Unless the agreement is terminated earlier in accordance with its terms, the agreement has a one year term that shall automatically be extended for successive one year periods, unless either party delivers notice of non-renewal to the other party at least 30 days prior to the end of the initial term or any renewal period then in effect. The employment agreement terminates on January 1 following the year in which Mr. Mansouri turns 68. The agreements provide for an initial annual base salary of $270,500. Mr. Mansouri is also eligible to receive bonus payments from the bonus pool established by us for our officers and employees and to participate in incentive compensation and other employee benefit plans established by us. The agreement contains certain restrictive covenants and other prohibitions that protect our proprietary and confidential information following termination and preclude Mr. Mansouri during the term of the agreement and for 18 months thereafter from soliciting for hire any individual that was an executive, supervisor or manager of the Company on, or within 90 days prior to, his last date of employment with us. The agreement also contains a clawback provision whereby Mr. Mansouri’s incentive or performance based compensation shall be subject to reduction or repayment by reason of a correction or restatement of our financial information if and to the extent such reduction or repayment is required by any applicable law.
Under the terms of the agreement, the Company may terminate his employment at any time for “cause” (as defined in the agreement), or for the following additional reasons: (i) in the event of his death; (ii) because of physical or mental incapacity or disability, failure to perform the essential functions of his position for an
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aggregate period of 180 days within any 12 month period; or (iii) without cause on 30 days written notice, each as further detailed in the agreement. Mr. Mansouri may also terminate his employment agreement for “good reason” (as defined in the agreement) or at any time on 30 days written notice.
In the event of the termination of Mr. Mansouri’s employment by the Company without cause, the Company’s non-renewal of his employment agreement or the termination of such employment by him for good reason, Mr. Mansouri shall be entitled to: (i) an amount equal to 12 months salary at his then-current base salary plus an amount equal to the average of the highest three annual bonuses (excluding any special bonus programs) paid by the Company to him in the five years preceding such termination; (ii) continuation of his car usage or allowance payments for a period of six months after separation from service; (iii) an allowance of $6,000 for outplacement services; and (iv) acceleration of vesting of all stock options, equity grants and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of his last date of employment and any special bonus programs) from the Company Mr. Mansouri as follows: (a) grants vesting over time shall be fully vested on separation from service, (b) grants vesting based on performance shall be accelerated and fully vested on separation from service without regard to whether the performance targets are met for such performance period, and (c) the time to exercise nonqualified stock options shall be extended such that his right to exercise such stock options shall continue until the first anniversary of his last date of employment, but in no event later than the expiration date of the options.
In the event of the termination of Mr. Mansouri’s employment by the Company without cause or by Mr. Mansouri for good reason, within 90 days prior to or 12 months after a “change in control” (as defined in the agreement), then he shall be entitled to (i) the severance payment described in the applicable paragraph above and (ii) equity, stock options and other incentive compensation awards (excluding any cash bonus attributable to performance in fiscal years that are not complete as of his last date of employment and any special bonus programs) granted by us to him, whether time vested or performance vested, shall, to the extent unvested, immediately vest, and such stock options shall remain exercisable by him for no less than 12 months after the date of such separation from service. Under such circumstances, Mr. Mansouri may, at his option, and in lieu of receiving the forgoing amounts, elect to receive an alternative amount calculated in accordance with Internal Revenue Code Section 280G.
POTENTIAL PAYMENT UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
The following tables reflect the breakdown of potential payments and benefits upon termination or a change in control required under the Named Executive Officers’ current employment arrangements. The tables therefore assume that the terms of employment to which each Named Executive Officer is currently subject had been in effect on June 30, 2024, and that employment terminated on such date. The tables also assume that the price of our Common Stock, on which certain calculations in the following tables are made, was the closing price of our Common Stock on June 28, 2024, the last business day of the fiscal year ($137.52).
Please also note that regardless of the manner in which a Named Executive Officer’s employment terminates, the officer is entitled to receive amounts earned during the term of employment. These amounts, which are not included in the following tables, include: (i) regular salary accrued as of the final date of employment; (ii) bonuses accrued as of the final date of employment; (iii) vacation and paid time off accrued as of the final date of employment; (iv) business expense reimbursements not yet paid as of the final date of employment; and (v) amounts contributed under our qualified and nonqualified deferred compensation plans.
All disclosed amounts in the following tables are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which amounts would only be known at the time that they become eligible for such payments.
Subject to the foregoing, upon a change in control, Mr. Chopra would be entitled to the accelerated vesting of his stock awards valued at $47,650,267. In addition, upon a termination of employment, Mr. Chopra
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would become entitled to certain payments under the Defined Benefit Plan in accordance with the terms of such plan. Additional information about this plan is summarized above under the heading “Pension Benefits.”
Also subject to the foregoing, the following table reflects the breakdown of potential payments and benefits upon termination or a change in control required under the respective employment agreements of Messrs. Edrick, Mehra, Sze and Mansouri.
NAME AND PRINCIPAL POSITION	REASON FOR TERMINATION	SALARY ($)	BONUS ($)	ACCELERATED VESTING OF STOCK AWARDS ($)	CAR ALLOWANCE ($)	OUTPLACEMENT SERVICES ($)	TOTAL ($)
Alan Edrick Executive Vice President and Chief Financial Officer	Good Reason or Without Cause	1,038,240	1,656,453	6,820,717	6,000	6,000	9,527,410
	Good Reason or Without Cause in Connection with a Change in Control(1)	1,038,240	1,656,453	14,873,063	6,000	6,000	17,579,756
Ajay Mehra Executive Vice President of the Company and President, OSI Security Division	Good Reason or Without Cause	984,680	9,350,000	2,046,298	6,000	6,000	12,392,978
	Good Reason or Without Cause in Connection with a Change in Control(1)	984,680	9,350,000	4,461,974	6,000	6,000	14,808,654
Victor S. Sze Executive Vice President, General Counsel and Secretary	Good Reason or Without Cause	896,100	1,205,245	5,664,174	6,000	6,000	7,777,519
	Good Reason or Without Cause in Connection with a Change in Control(1)	896,100	1,205,245	12,298,414	6,000	6,000	14,411,759
Manoocher Mansouri, President, Optoelectronics and Manufacturing Division	Good Reason or Without Cause	328,570	131,667	1,137,015	6,000	6,000	1,609,252
	Good Reason or Without Cause in Connection with a Change in Control(1)	328,570	131,667	2,466,146	6,000	6,000	2,938,383

(1)
Under the terms of their employment agreements, in lieu of the total compensation to which the Named Executive Officer would be entitled in the event that he terminates his employment for good reason or the Company terminates his employment without cause following a change in control, the Named Executive Officer may instead elect to receive an alternate payment amount based on a calculation method described in his employment agreement.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this Proxy Statement. Based on the reviews and discussions referred to above, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis referred to above be included in this Proxy Statement.

COMPENSATION COMMITTEE
Meyer Luskin, Chair	William F. Ballhaus	James Hawkins
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Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
MORE THAN 5% STOCKHOLDERS
The following table sets forth the amount of shares of the Company beneficially owned as of October 16, 2024, unless otherwise indicated, by each person known by us to own beneficially more than 5% of the outstanding shares of our outstanding Common Stock. As of October 16, 2024, 16,710,749 shares of our Common Stock were issued and outstanding.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(1) (#)	PERCENT OF CLASS OF COMMON STOCK
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	2,644,390	15.8%
The Vanguard Group, Inc.(3) 100 Vanguard Blvd. Malvern, PA 19355	2,097,875	12.6%
Janus Henderson Group Plc(4) 201 Bishopsgate EC2M 3AE, United Kingdom	1,230,206	7.4%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 16, 2024, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2023, as reported on Schedule 13G filed on January 22, 2024 with the SEC by BlackRock, Inc. Such report indicates sole voting power over 2,608,602 shares, sole dispositive power over 2,644,390 shares, and shared voting power and shared dispositive power over 0 shares.

(3)
Represents the number of shares of Common Stock beneficially owned as of December 29, 2023, as reported on Schedule 13G/A filed on February 13, 2024 with the SEC by The Vanguard Group, Inc. Such report indicates sole voting power over 0 shares, shared voting power over 29,760 shares, sole dispositive power over 2,051,595 shares, and shared dispositive power over 46,280 shares.

(4)
Represents the number of shares of Common Stock beneficially owned as of December 31, 2023, as reported on Schedule 13G/A filed on February 13, 2024 with the SEC by Janus Henderson Group Plc. Such report indicates sole voting power and sole dispositive power over 0 shares, and shared voting power and shared dispositive power over 1,230,206 shares. Includes 809,544 shares of Common Stock beneficially owned as of December 31, 2023 by Janus Henderson Triton Fund. Such report indicates sole voting power and sole dispositive power over 0 shares, and shared voting power and shared dispositive power over 809,544 shares.

58 | OSI SYSTEMS, INC. 2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the amount of shares of the Company beneficially owned as of October 16, 2024, unless otherwise indicated, by each of our directors and director nominees, each Named Executive Officer, and all directors, director nominees, and executive officers as a group:
NAME OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK(2) (#)	PERCENT OF CLASS OF COMMON STOCK
Deepak Chopra(3)	370,629	2.2%
Alan Edrick	269,557	1.6%
Ajay Mehra(4)	43,427	*
Victor S. Sze(5)	46,347	*
Manoocher Mansouri	76,109	*
William F. Ballhaus(6)	28,186	*
Kelli Bernard	6,082	*
Gerald Chizever(7)	9,701	*
James B. Hawkins	4,100	*
Meyer Luskin(8)	7,331	*
All directors and executive officers as a group (14 persons)	873,945	5.2%

*
Represents less than 1.0% of the outstanding shares of our Common Stock

(1)
The address of each stockholder is c/o OSI Systems, Inc., 12525 Chadron Avenue, Hawthorne, CA 90250.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after October 16, 2024, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. No shares are pledged as security.

(3)
Includes 15,000 shares owned by The Deepika Chopra Trust UDT, dated July 17, 1987. Deepak Chopra is the co-trustee of this irrevocable trust. In addition, includes 350,629 shares held jointly by Mr. Chopra and his wife, Nandini Chopra, and 5,000 shares held in the Nandini SLAT Trust.

(4)
Includes 9,683 shares owned by the Mehra Family Trust dated July 12, 2008.

(5)
Includes 5,639 shares held by the Victor So-Mein Sze & Angela Hsin-Chi Hsu Co-ttee Sze Trust U/T/A DTD 11/25/2014.

(6)
Includes 28,186 shares held in the Ballhaus Trust U/A 01/25/02 Dr. William Ballhaus Jr. and Jane K. Ballhaus Trustees.

(7)
Includes 9,701 shares held by The G & C Chizever Family Trust.

(8)
Includes 7,331 shares held by The Meyer and Doreen Luskin Family Trust.

OSI SYSTEMS, INC. 2024 Proxy Statement | 59

Security Ownership of Certain Beneficial Owners and Management
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(b) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the SEC. Such officers, directors and stockholders are required by SEC regulations to furnish us with copies of all such reports that they file. None of our directors or executive officers owns more than 10% of our securities. Based solely upon our review of such forms furnished to us during the fiscal year ended June 30, 2024, and written representations from certain reporting persons, we believe that our executive officers and directors have complied with the requirements imposed on them by Section 16(a) of the Exchange Act, with the exception of one late Form 4 filing by each of Mr. Hawkins and Mr. Ballhaus.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information concerning our equity compensation plans as of June 30, 2024.
	(A)	(B)	(C)
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS (#)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS ($)	NUMBER OF SECURITIES REMAINING FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (#)
Equity compensation plans approved by security holders	78,958	97.87	2,535,891(1)(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	78,958	97.87	2,535,891

(1)
These shares are available for future issuance under our Amended and Restated 2012 Incentive Award Plan, which was approved by our shareholders on December 10, 2020 and amended on December 12, 2023.

(2)
Awards of RSUs and other awards that convey the full value of the shares subject to the award are counted as 1.87 shares for every one award granted.

60 | OSI SYSTEMS, INC. 2024 Proxy Statement

Information about the Annual Meeting and Voting
Information about the Annual Meeting and Voting
DATE AND TIME	LOCATION	RECORD DATE	DATE OF DISTRIBUTION
Thursday, December 12, 2024 10:00 a.m., Pacific Time	At the Company’s offices— 12525 Chadron Avenue Hawthorne, California	All holders of OSI Systems, Inc. common stock as of the close of business on October 16, 2024 are entitled to vote at the Annual Meeting	We anticipate that the Notice of Internet Availability of Proxy Materials will be mailed or made available electronically on or about October 25, 2024.
GENERAL INFORMATION
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Company’s Board for use at our Annual Meeting, and at any adjournment thereof.
We are making our proxy materials, which include the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and our most recent Annual Report on Form 10-K (“Proxy Materials”), available to our stockholders via the Internet, although registered stockholders and those stockholders who have previously requested to receive printed copies instead will receive their Proxy Materials in the mail.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Stockholders of record as of the close of business on October 16, 2024 will receive a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions about how to access the Proxy Materials and vote via the Internet without attending the Annual Meeting. If you receive a Notice of Internet Availability of Proxy Materials but would instead prefer to receive a printed copy of the Proxy Materials rather than downloading them from the Internet, you may do so by following the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
VOTING PROCEDURES

YOUR VOTE IS VERY IMPORTANT.
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. Your vote will ensure your representation at the Annual Meeting if you cannot attend in person. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached Proxy Statement. Please refer to the proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

INTERNET	TELEPHONE	MAIL	MOBILE DEVICE	AT THE MEETING
Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, (if US or Canada) 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Scan the QR code	Attend the meeting and cast your ballot
OSI SYSTEMS, INC. 2024 Proxy Statement | 61

Information about the Annual Meeting and Voting
If you are a stockholder that receives a printed copy of the Proxy Materials by mail, you may view the Proxy Materials on the Internet at http://www.proxyvote.com. However, in order to direct your vote without attending the Annual Meeting you must complete and mail the Proxy Card or voting instruction card enclosed (postage pre-paid return envelope also enclosed) or, if indicated on the Proxy Card that you receive, by telephone or Internet voting. Please refer to the Proxy Card that you receive for instructions.
When a proxy is properly submitted, the shares it represents will be voted in accordance with any directions noted thereon. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company by issuance of a subsequent proxy as more fully described on the Proxy Card. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.
A Proxy Card, when properly submitted via the Internet, telephone or mail, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting of Stockholders and with respect to other matters which may be properly brought before the Annual Meeting.
RECORD DATE, SHARE OWNERSHIP AND QUORUM
At the close of business on October 16, 2024, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had issued and outstanding 16,710,749 shares of common stock, $0.001 par value (“Common Stock”). A majority of the shares issued and outstanding on the record date, present in person at the Annual Meeting or represented at the Annual Meeting by proxy, will constitute a quorum for the transaction of business. Shares that are voted with respect to any proposal are treated as being present at the Annual Meeting for purposes of establishing a quorum. Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting.
ABSTENTIONS AND BROKER NON-VOTES
Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the Annual Meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.
62 | OSI SYSTEMS, INC. 2024 Proxy Statement

Information about the Annual Meeting and Voting
PROPOSALS, BOARD VOTING RECOMMENDATIONS AND VOTES REQUIRED
PROPOSAL		BOARD VOTING RECOMMENDATION	PAGE REFERENCE	EFFECT OF BROKER NON-VOTES AND ABSTENTIONS	VOTES REQUIRED FOR APPROVAL
1	Election of six directors	FOR all nominees	5	No effect	Plurality of votes cast
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025	FOR	20	No effect	Majority of votes cast
3	Advisory vote to approve the compensation of our named executive officers for the fiscal year ended June 30, 2024	FOR	23	No effect	Majority of votes cast
At the time of printing this Proxy Statement, our management was not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.
SOLICITATION OF PROXIES
We will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, posting on the Internet and mailing the Notice of Internet Availability of Proxy Materials and the Proxy Materials. Proxies may be solicited personally, by mail, by e-mail, over the Internet, or by telephone, by directors, officers and regular employees of the Company who will not be additionally compensated therefore.
OSI SYSTEMS, INC. 2024 Proxy Statement | 63

Additional Information
Additional Information
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

ADVANCING PROTECTION IN A CONNECTED WORLD

Annual Report 2024

OSI SYSTEMS, INC.

A copy of our Annual Report on Form 10-K as filed with the SEC is available, without charge, under the Investor Relations section of our website or by written request addressed to:	https://investors.osi-systems.com/
OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
HOUSEHOLDING OF PROXY MATERIALS
In certain cases only one Annual Report and Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders at that address. We undertake to deliver promptly upon written or oral request a separate copy of the Annual Report, Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to our Secretary at the address indicated in the previous paragraph or by telephone at (310) 978-0516. In addition, stockholders sharing an address can request delivery of a single copy of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple copies of Annual Reports, Proxy Statements or Notices of Internet Availability of Proxy Materials by directing such request to the same mailing address.
STOCKHOLDER PROPOSALS
If a stockholder desires to have a proposal included in our proxy statement and form of proxy used in connection with our next annual meeting of stockholders, the proposal must be delivered in writing to our Secretary and comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. Under such rule, the deadline for delivering any such proposal to us would be June 27, 2025, which is 120 days prior to the one-year anniversary of the date of this Proxy Statement.
If a stockholder desires to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2025 annual meeting of stockholders, the stockholder must deliver notice in writing to our Secretary and comply with the requirements of Rule 14a-19 promulgated under the Exchange Act. Under such rule and in accordance with our Bylaws, the deadline for delivering any such proposal to us would be September 13, 2025; provided, however, that if the date of the next annual meeting of stockholders has changed by more than 30 calendar days from December 12, 2025, notice by the stockholder to be timely must be provided by the later of 90 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public disclosure of the date of such annual meeting was first made.
Our Bylaws provide that if a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the next annual meeting of stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, the stockholder must deliver a notice of such proposal to us no more than 120 days and no less than 90 days prior to December 12, 2025, provided, however, that if the date of the next annual meeting of stockholders is more than 30 days before or more than 60 days after December 12, 2025, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to the date of such
64 | OSI SYSTEMS, INC. 2024 Proxy Statement

Additional Information
annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.
The notice must comply with the requirements set forth in our Bylaws and should be directed to the Company:	OSI Systems, Inc. Attention: Corporate Secretary 12525 Chadron Avenue Hawthorne, California 90250
INCORPORATION BY REFERENCE
Notwithstanding anything to the contrary set forth in any of the previous filings made by us under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by us under those statutes, the Compensation Committee Report and the Report of the Audit Committee will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes, except to the extent we specifically incorporate such report by reference therein. In addition, information on our website, other than this Proxy Statement and the enclosed Proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.
OTHER BUSINESS
We do not know of any other business to be presented at the Annual Meeting and do not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2024
This Proxy Notice, the accompanying Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2024 are available at http://www.proxyvote.com.
OSI SYSTEMS, INC. 2024 Proxy Statement | 65

OSI SYSTEMS, INC.

12525 Chadron Avenue
Hawthorne, California 90250
www.osi-systems.com

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OSI SYSTEMS, INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342BRENTWOOD, NY 11717 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/11/2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/11/2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY TheBoard of Directors recommends you vote FORthefollowing:1.Election of DirectorsNomineesForAgainstAbstain1a.Deepak Chopra0001b.William F. Ballhaus0001c.Kelli Bernard0001d.Gerald Chizever0001e.James B. Hawkins0001f.Meyer Luskin000The Board of Directors recommends you vote FORForAgainstAbstainproposals 2 and 3. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. R1.0.0.61 _ 0000651158 2.Ratification of theappointment of Grant000Thornton LLP as theCompany's independentregistered public accounting firm for thefiscal year ending June 30, 2025.3.Advisory vote to approve the Company's named000executive officer compensation for the fiscalyear ended June 30,2024.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.comOSI SYSTEMS, INC.Annual Meeting of StockholdersDecember 12, 2024 10:00 A.M.This proxy is solicited by the Board of DirectorsThe undersigned appoints each of Deepak Chopra, Alan Edrick, and Victor Sze with power of substitution, attorneys and proxies, to vote all shares votable by the undersigned at the stockholders' annual meeting of OSI Systems, Inc., a Delaware corporation and at any adjournments. The meeting will be held in Hawthorne, California on December 12, 2024 at 10:00 A.M., Pacific Time. My voting instructions are on the reverse side of this proxy. I revoke any proxy previously given.This proxy, when properly executed, will be voted in the manner directed. If no direction is made, the proxy will be voted by the proxies named "FOR" proposals 1, 2, and 3 and in their discretion on any other matters properly brought to a stockholder vote at the meeting.If the undersigned holds OSI Systems, Inc. shares in the OSI Systems, Inc. 401(k) Plan, this proxy constitutes voting instructions for any shares so held.R1.0.0.62 _ 0000651158 Continued and to be signed on reverse side